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                    TRUMP'S CASTLE ASSOCIATES

                  TRUMP'S CASTLE FUNDING, INC.


                     _______________________

              AMENDED AND RESTATED CREDIT AGREEMENT

                           dated as of

                        December 28, 1993

                     _______________________

                     MIDLANTIC NATIONAL BANK

                     _______________________






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                        TABLE OF CONTENTS


AMENDED AND RESTATED CREDIT AGREEMENT. . . . . . . . . . . . . .

PRELIMINARY STATEMENT. . . . . . . . . . . . . . . . . . . . . .


                           ARTICLE I.

               DEFINITIONS AND OTHER PROVISIONS OF
                       GENERAL APPLICATION

Section 1.01   Definitions . . . . . . . . . . . . . . . . . . .
Section 1.02   Notices . . . . . . . . . . . . . . . . . . . . .
Section 1.03   Form and Contents of Documents
               Delivered to the Bank . . . . . . . . . . . . . .
Section 1.04   Compliance Certificates and
               Opinions. . . . . . . . . . . . . . . . . . . . .
Section 1.05   Effect of Recitals, Headings and
               Table of Contents . . . . . . . . . . . . . . . .
Section 1.06   Successors and Assigns. . . . . . . . . . . . . .
Section 1.07   Separability Clause . . . . . . . . . . . . . . .
Section 1.08   Benefits of Credit Agreement. . . . . . . . . . .
Section 1.09   Governing Law . . . . . . . . . . . . . . . . . .
Section 1.10   Casino Control Act. . . . . . . . . . . . . . . .
Section 1.11   Miscellaneous . . . . . . . . . . . . . . . . . .
Section 1.12   General Application of Remedies Provisions. . . .


                           ARTICLE II.

                    AMOUNT AND TERMS OF LOAN

Section 2.01   Restructured Loan . . . . . . . . . . . . . . . .
Section 2.02   The Note. . . . . . . . . . . . . . . . . . . . .
Section 2.03   Extension of Loan . . . . . . . . . . . . . . . .
Section 2.04   Calculation of Interest . . . . . . . . . . . . .
Section 2.05   Payments. . . . . . . . . . . . . . . . . . . . .
Section 2.06   Optional Prepayments; Mandatory Prepayments . . .
Section 2.07   Limitation on Liability . . . . . . . . . . . . .


                          ARTICLE III.

                      CONDITIONS PRECEDENT

Section 3.01   Conditions Precedent. . . . . . . . . . . . . . .
Section 3.02   Conditions to Extension of Loan . . . . . . . . .

                               (i)

                           ARTICLE IV.

                 REPRESENTATIONS AND WARRANTIES

Section 4.01   Organization, Standing,
               Qualification and Power . . . . . . . . . . . . .
Section 4.02   Authorization of Agreement and
               Other Lending Documents . . . . . . . . . . . . .
Section 4.03   No Conflict . . . . . . . . . . . . . . . . . . .
Section 4.04   Permits . . . . . . . . . . . . . . . . . . . . .
Section 4.05   Security Interest . . . . . . . . . . . . . . . .
Section 4.06   Disclosure. . . . . . . . . . . . . . . . . . . .
Section 4.07   Financial Statements. . . . . . . . . . . . . . .
Section 4.08   Litigation. . . . . . . . . . . . . . . . . . . .
Section 4.09   Environmental Matters . . . . . . . . . . . . . .
Section 4.10   Personal Property . . . . . . . . . . . . . . . .
Section 4.11   Insurance . . . . . . . . . . . . . . . . . . . .
Section 4.12   Regulation. . . . . . . . . . . . . . . . . . . .
Section 4.13   Investment Company Act. . . . . . . . . . . . . .
Section 4.14   Indenture Documents . . . . . . . . . . . . . . .

                           ARTICLE V.

                   SATISFACTION AND DISCHARGE

Section 5.01   Payment of Indebtedness; Satis-
               faction and Discharge of Credit
               Agreement . . . . . . . . . . . . . . . . . . . .


                           ARTICLE VI.

                            SECURITY
Section 6.01   Mortgage Documents. . . . . . . . . . . . . . . .
Section 6.02   Recording, etc. . . . . . . . . . . . . . . . . .
Section 6.03   Custody of the Mortgage Documents . . . . . . . .


                          ARTICLE VII.

                            REMEDIES

Section 7.01   Events of Default . . . . . . . . . . . . . . . .
Section 7.02   Acceleration of Maturity;
               Enforcement of Mortgage Documents . . . . . . . .
Section 7.03   Covenant to Pay the Bank Amounts
               Due on the Note and Right of Bank
               to Judgment . . . . . . . . . . . . . . . . . . .

                               (ii)

Section 7.04   Application of Money Collected. . . . . . . . . .
Section 7.05   Suits to Protect Trust Estate and
               Enforce Covenants . . . . . . . . . . . . . . . .
Section 7.06   Restoration of Rights and Remedies. . . . . . . .
Section 7.07   Rights and Remedies Cumulative. . . . . . . . . .
Section 7.08   Delay or Omission Not Waiver. . . . . . . . . . .
Section 7.09   Undertaking for Costs . . . . . . . . . . . . . .


                          ARTICLE VIII.

          REIMBURSEMENT AND INDEMNIFICATION OF THE BANK

Section 8.01   Reimbursement and Indemnity . . . . . . . . . . .


                           ARTICLE IX.

              REPORTING OBLIGATIONS OF THE BORROWER

Section 9.01   Financial Statements. . . . . . . . . . . . . . .
Section 9.02   Certificates, Other Information . . . . . . . . .
Section 9.03   Notices . . . . . . . . . . . . . . . . . . . . .


                           ARTICLE X.

      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 10.01  Consolidation, Merger, Conveyance
               or Transfer . . . . . . . . . . . . . . . . . . .
Section 10.02  Successor Entity Substituted. . . . . . . . . . .
Section 10.03  Successor Management of
               Casino-Hotel. . . . . . . . . . . . . . . . . . .
Section 10.04  Limitation on Lease of Trust Estate
               as Entirety . . . . . . . . . . . . . . . . . . .
Section 10.05  Limitation on Sales of Trust
               Estate. . . . . . . . . . . . . . . . . . . . . .


                           ARTICLE XI.

                            COVENANTS

Section 11.01  Payment of Principal and Interest . . . . . . . .
Section 11.02  Limitations on Liens. . . . . . . . . . . . . . .
Section 11.03  Restriction of Activities . . . . . . . . . . . .
Section 11.04  Certain Restricted Payments . . . . . . . . . . .

                               (iii)

Section 11.05  Payment of Taxes and Other Claims . . . . . . . .
Section 11.06  Compliance Certificates . . . . . . . . . . . . .
Section 11.07  Maintenance of Existence:
               Compliance with Laws. . . . . . . . . . . . . . .
Section 11.08  To Keep Books: Inspection by Bank . . . . . . . .
Section 11.09  Waiver of Stay, Extension or Usury
               Laws. . . . . . . . . . . . . . . . . . . . . . .
Section 11.10  Transactions with Affiliates. . . . . . . . . . .
Section 11.11  Continuation of Lending Documents . . . . . . . .


                          ARTICLE XII.

                            GUARANTY

Section 12.01  Guaranty. . . . . . . . . . . . . . . . . . . . .
Section 12.02  Execution and Delivery of Guaranty. . . . . . . .



Exhibit A - Amendment No. 1 to the Term Note
Exhibit B - Amendment No. 1 to the Mortgage
Exhibit C - Amendment No. 1 to the Assignment of Leases and Rents
Exhibit D - Amendment No. 1 to the Assignment of Operating Assets
Exhibit E - Amendment No. 1 to the Put Agreement
Exhibit F - Intercreditor Agreement
Exhibit G - Consent and Agreement
Exhibit H - Officer's Certificate
Exhibit I - Intentionally Omitted
Exhibit J - Opinion - Ribis Graham & Curtin
Exhibit K - Opinion - Hannoch Weisman
Exhibit L - Opinion - Lowenstein Sandler

                               (iv)

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              AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 28, 1993 among TRUMP'S CASTLE ASSOCIATES, a New Jersey general partnership which is the successor in interest to Trump's Castle Associates Limited Partnership, a New Jersey limited partnership (hereinafter called the "Borrower"), TRUMP'S CASTLE FUNDING, INC., a New Jersey corporation (hereinafter called the "Company"), and MIDLANTIC NATIONAL BANK, a national banking association (together with its successors and assigns, hereinafter called the "Bank").

                      PRELIMINARY STATEMENT

     The terms used in this Preliminary Statement which are not otherwise defined herein have their meanings set forth in Article
One.

     WHEREAS, the Borrower, the Company and the Bank entered into a Credit Agreement dated February 16, 1988 (the "1988 Credit Agreement") pursuant to which the Bank made a construction loan to the Borrower in the principal amount of up to $50,000,000, which construction loan was subsequently converted pursuant to the 1988 Credit Agreement into a term loan in the principal amount of $50,000,000 (the "Original Term Loan"), evidenced by a Term Note dated August 15, 1990 (the "Original Term Note");

     WHEREAS, as a result of financial difficulties, the Borrower, the Company and others requested the Bank to restructure the terms and conditions of the Original Term Loan, among other things, to reduce the principal amount thereof from $50,000,000 to $38,000,000, to modify the interest rate and to defer the repayment of principal;

     WHEREAS, a joint plan of reorganization of the Borrower, the Company and Castle providing for such restructuring of the Original Term Loan (the "Plan") was confirmed by entry of the order of the bankruptcy court pursuant to Section 1129 of the United States Bankruptcy Code;

     WHEREAS, as of May 29, 1992 (the "Original Amendment Date"), the parties amended and restated the 1988 Credit Agreement to reflect the terms of the Plan, to make certain other changes and, solely for the convenience of the parties hereto, to amend and restate in its entirety the 1988 Credit Agreement, which Amended and Restated Credit Agreement dated as of May 29, 1992 is herein referred to as the "1992 Credit Agreement";

     WHEREAS, the Borrower and the Company have offered to exchange (the "Exchange Offer") all of the 9-1/2% First Mortgage
Bonds due 1998 issued by the Company (the "Existing Bonds") for


                               (1)
the Mortgage Notes, the PIK Notes and cash, all pursuant to the Recapitalization (as defined in the Registration Statement);

     WHEREAS, the Borrower, the Company and others have requested that the Bank consent to the Recapitalization and make certain changes to the 1992 Credit Agreement and the other Lending
Documents to conform to the new ownership and debt structure of the Borrower, the Company and TC/GP resulting from the Recapitalization;

     WHEREAS, the Bank has agreed to consent to the Recapitalization and to make such other changes, but only on the terms and conditions provided herein and the other Lending Documents contemplated hereby, including, without limitation, the condition, among others, that the Bank continue to receive a first priority lien and security interest in and upon the Trust Estate as collateral security for the Loan, senior (and not pari passu or subordinate) to the liens and security interests in and upon the Trust Estate granted or to be granted in favor of the Senior Note Trustee and the Mortgage Note Trustee; and

     WHEREAS, solely for the convenience of the parties, the parties hereby amend and restate the 1992 Credit Agreement in its entirety.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and suffi-ciency of which are hereby acknowledged, the parties hereto agree as follows:

                           ARTICLE I.

               DEFINITIONS AND OTHER PROVISIONS OF
                      GENERAL APPLICATION.

Section 1.01   Definitions.

     For all purposes of this Credit Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles consistently applied;

                               (2)

          (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Credit Agreement as a whole and not to any particular Article, Section or other subdivision;

          (d) reference herein to any article or section of this Credit Agreement or of any other document referred to herein refers to the entirety of such article or section, including without limitation all subsections or other subdivisions thereof;

          (e) reference herein to any agreement or document, including without limitation this Credit Agreement, the Mortgage, the Indentures, the Partnership Agreement and the Intercreditor Agreement, refers, unless specific reference is made to that agreement or document as in effect on the Effective Date or on the date hereof (or an essentially similar term is used), to such agreement or document as in effect from time to time; and

          (f) reference to documents as from time to time amended, supplemented or modified shall include, without limitation, restatements of such documents.

     "Accountant" means a Person engaged in the practice of accounting who (except as otherwise expressly provided in this Credit Agreement) may be employed by or affiliated with the Borrower or the Company.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, with respect to any specified natural Person, any other Person having a relationship by blood, marriage or adoption not more remote than first cousin with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correla-tive to the foregoing.

     "Borrower" means the Person named as the "Borrower" in the first paragraph of this Credit Agreement until a successor entity shall have become such with the prior written consent of the Bank pursuant to the applicable provisions of this Credit Agreement, and thereafter "Borrower" shall mean such successor entity exclusively.

     "Borrower Mortgage" means a mortgage or similar instrument granted by the Borrower encumbering any substantial portion (or

                               (3)
greater portion) of the Borrower's property to secure the obligations of the Borrower and/or the Company under any Indenture Documents (including, without limitation, mortgages securing any Indenture Guarantee) or Refinancing Debt and includes, without limitation, each such mortgage granted to the Senior Note Trustee and the Mortgage Note Trustee.

     "Borrower Order" means a written order signed with a Borrower Signature and delivered to the Bank.

     "Borrower Signature" means the signature of the Managing
Partner or, if the Managing Partner is a corporation, the signa-ture of the duly authorized officer thereof.

     "Business Day" means a day other than Saturday, Sunday or other day on which commercial banks in the State of New Jersey are authorized or required by law to close.

     "Casino" means that portion of the Casino-Hotel used for gaming and related activities.

     "Casino-Hotel" means the casino and hotel complex currently known as the "Trump Castle Casino Resort by the Bay" and ancillary structures, marina and other facilities used or to be used in connection with the operation thereof, together with all furniture, fixtures and equipment at any time contained therein, in each case owned by or leased to the Borrower and covered by the lien of the Mortgage Documents.

     "Castle" means Trumps' Castle Hotel & Casino, Inc., a New
Jersey corporation.

     "CCC Required Redemption Event" means a disqualification of a holder of Notes by the Gaming Authorities and failure to dispose of the Notes within 30 days, thereby requiring redemption at the lower of the outstanding principal amount thereof and fair market value, together with accrued and unpaid interest through the redemption date.

     "Change of Control Event" means an event constituting a Change of Control as such term is defined in each of the Indentures as of the date hereof.

     "Combination Transaction" has the meaning stated in Section
10.01 hereof.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if any time after the execution of this Credit Agreement such Commission is not existing and performing

                               (4)
the duties theretofore assigned to it under such Act, then the Governmental Authority performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this Credit Agreement until a successor entity shall have become such with the prior written consent of the Bank pursuant to the applicable provisions of this Credit Agreement, and thereafter, except to the extent otherwise contemplated by
Section 10.02 hereof, the "Company" shall mean such successor entity exclusively.

     "Company Signature" means the signature of a duly authorized officer of the Company.

     "Condemnation/Casualty Event" means any Total Taking or
Casualty, as such term is defined in the Mortgage Note Indenture as in effect on the date hereof.

     "Consent and Agreement" means the Consent and Agreement dated as of the date hereof executed and delivered by the Bank, the Trustees, the Borrower and the Company, a copy of which is attached hereto as Exhibit G, as the same may from time to time be amended, supplemented or otherwise modified.

     "Credit Agreement" means this Amended and Restated Credit Agreement, as the same may from time to time be amended, supplemented or otherwise modified by one or more written agreements or other written instruments (including written amendments) entered into pursuant to the applicable provisions hereof.

     "Default" means the occurrence and continuance of an Event of Default or an event which, after notice or lapse of time or both, would become an Event of Default.

     "Effective Date" means the date on which each of the condi-tions set forth in Section 3.01 hereof shall have been satisfied or waived.

     "Equity Offering Event" means a sale or other transfer of any direct or indirect equity interest upon the occurrence of which the Borrower and/or the Company is required by the provisions of the PIK Note Indenture to use 35% of the proceeds thereof (and no more) to redeem the PIK Notes.

     "Event of Default" has the meaning stated in Section 7.01 hereof. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

     "Excepted Property" has the meaning stated in Section 1.01 of the Mortgage.

                               (5)

     "Existing Bonds" has the meaning stated in the Preliminary
Statement.

     "Existing Encumbrances" has the meaning stated in Section
1.01 of the Mortgage.

     "Extended Stated Maturity Date" means May 28, 2000.

     "Extension Date" has the meaning stated in Section 2.03(a) hereof.

     "Extension Option" has the meaning stated in Section 2.03(a) hereof.

     "F,F&E Financing Agreement" has the meaning stated in
Section 1.01 of the Mortgage.

     "First Mortgage Debt" means Indebtedness of the Borrower under this Credit Agreement, the Note and other Lending Docu-ments.

     "Gaming Authorities" means the New Jersey Casino Control Commission and the New Jersey Division of Gaming Enforcement (including any successors to either of them), and any Govern-mental Authority which regulates gaming in any jurisdiction in which the Borrower, the Company or any of their Affiliates conducts gaming activities and has jurisdiction over such Person.

     "General Partner" means a general partner of the Borrower.

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exer-cising executive, legislative, judicial, regulatory or adminis-trative functions of or pertaining to government, including, without limitation, the Gaming Authorities, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

     "Grid Note" means the Grid Note (including the Rider thereto) dated the Original Amendment Date issued by the Borrower in the original principal amount of $7,000,000, payable to the order of the Bank, the principal of which, and all interest accrued thereon, is being paid in full to the Bank on the date hereof.

     "Guaranty" means the Guaranty contained in Article Twelve hereof.

     "Hotel" means that portion of the Casino-Hotel not included within the Casino.

                               (6)

     "Indebtedness" means, as applied to any Person, any indebtedness in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, or representing the balance deferred and unpaid of the purchase price of any property, if and to the extent such indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with generally accepted accounting principles, and shall also include any capitalized lease obligations of such Person.

     "Indenture" or "Indentures" means all of the Senior Note
Indenture, the Mortgage Note Indenture and the PIK Note
Indenture, unless specific reference is made to one or more, but less than all, of the Indentures.

     "Indenture Documents"  means the Senior Indenture Note
Documents, the Mortgage Note Indenture Documents and the PIK Note
Indenture Documents.

     "Indenture Indebtedness" means the principal, interest and/or premiums payable under the Indentures and/or the Indenture
Notes.

     "Indenture Guaranty" means all guaranties executed by the Borrower in favor of any Trustee or the Company respecting any obligations under any of the Senior Note Indenture Documents, the Mortgage Note Indenture Documents and/or the PIK Note Indenture Documents.

     "Indenture Noteholder" means the holder of any Indenture
Notes.

     "Indenture Notes" or "Notes" mean the Senior Notes, the
Mortgage Notes and the PIK Notes unless specific reference is made to one or more, but less than all, of the Notes.

     "Independent" when used with respect to any specified Person means such a Person who (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in the Borrower or the Company or in any other obligor upon the Note or in any Affiliate of the Borrower or the Company or of such other obligor and (c) is not connected with the Borrower or the Company or such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Bank, such Person shall be appointed by a Borrower Order, and such opinion or certificate shall state that the signer has read this definition and that the signer is

                               (7)

Independent within the meaning thereof. A Person who is performing or who has performed services as an independent contractor to any specified Person shall not be considered not Independent merely by reason of the fact that such Person is performing or has performed such services. For purposes of this Credit Agreement, an "Independent Accountant" shall mean a nationally recognized accounting firm which is Independent.

     "Initial Stated Maturity Date" means May 28, 1995.

     "Intercreditor Agreement" means the Intercreditor Agreement dated as of the date hereof executed and delivered by the Bank and the Trustees, a copy of which is attached hereto as Exhibit F, as the same may from time to time be amended, supplemented or otherwise modified.

     "Interest Payment Date" means the date on which an install-ment of interest on the Note is due and payable.

     "Legal Requirements" has the meaning stated in Section 1.01 of the Mortgage.

     "Lending Documents" means this Credit Agreement, the Note, the Mortgage Documents, the Guaranty, the Put Agreement, the Intercreditor Agreement and any other instruments, documents and agreements, to which either the Borrower or the Company is a party, executed or delivered pursuant to or in connection with any of the foregoing or with the 1992 Credit Agreement, as the same may from time to time be amended, supplemented or otherwise modified.

     "Lien" means, with respect to any Person:

          (a) any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any property or other assets of such Person, whether now owned or hereafter acquired, or upon the income or profits therefrom;

          (b) the acquisition of any property or other assets upon conditional sale or subject to a purchase money or other title retention agreement, device or arrangement
     (including a capitalized lease); and

          (c) the assignment or pledge for security of any accounts, general intangibles or chattel paper owned by such Person, with or without recourse, or the sale of any of the foregoing with recourse.

     "Loan" means all indebtedness, obligations and other liabilities of the Borrower to the Bank and its successors and assigns under this Credit Agreement, the Note, the Mortgage and

                               (8)
the other Lending Documents, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, including, without limitation, all interest, fees, charges, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) for which the Borrower or the Company is now or hereafter becomes liable to pay to the Bank pursuant to any of such Lending Documents.

     "Managing Partner" means the Person currently named as the managing general partner of the Borrower pursuant to the Partner-ship Agreement until another Person shall have become such pursuant to the applicable provisions of the Partnership Agree-ment or otherwise, and thereafter, "Managing Partner" means such Person exclusively.

     "Mandatory Redemption Events" means the events upon the occurrence of which the Company is obligated to effect a Redemption of any of the Indenture Notes (including events as to which the Company is obligated to offer to any Indenture
Noteholder the right to require the Company to effect a Redemption of such Indenture Noteholder's Notes), and any similar obligation of the Borrower.

     "Maturity" when used with respect to the Note means the date on which the principal (or any portion thereof) of the Note becomes due and payable as therein or herein provided, whether at the Initial Stated Maturity Date, the Extended Stated Maturity Date or by declaration of acceleration or prepayment or otherwise.

     "Maximum Extension Rate of Interest" means either (i) if the Bank elects, in connection with the exercise by the Borrower of the Extension Option pursuant to Section 2.03 hereof, to charge a fluctuating rate of interest during the extended term of the Loan, a per annum rate not greater than 3% above the Prime Rate as from time to time during such extension in effect, but not at any time a rate per annum less than 9%, or (ii) if the Bank so elects to charge a fixed rate of interest during the extended term of the Loan, a per annum rate not less than 9% or, subject to the 9% minimum rate, greater than that rate which is 3% above the Prime Rate as in effect on the Extension Date.

     "Mortgage" means the Amended and Restated Indenture of Mortgage dated as of the Original Amendment Date between the Bank, as mortgagee, and the Borrower, as mortgagor, securing the Note, as amended by Amendment No. 1 thereto dated as of the date hereof, a copy of which is attached hereto as Exhibit B, as the same may from time to time be amended, supplemented or otherwise modified.

                               (9)

     "Mortgage Documents" means the Mortgage, the amended and restated assignments dated as of the Original Amendment Date from the Borrower to the Bank, as amended by Amendment No. 1 thereto dated as of the date hereof, copies of which are attached hereto as Exhibits C and D, and any other security documents to which either the Borrower or the Company is a party, executed or delivered pursuant to or in connection with the Mortgage and/or such assignments, as the same may from time to time be amended, supplemented or otherwise modified.

     "Mortgage Note Indenture" means the Mortgage Note Indenture dated as of the date hereof by and among the Company, as Issuer, the Borrower, as Guarantor, and First Bank National Association, as Trustee, as the same may, subject to the provisions of Sections 11.03(c), (d) and (e) hereof, from time to time be amended, supplemented or otherwise modified, including by one or more indentures or other instruments supplemental thereto.

     "Mortgage Note Indenture Documents" means the Mortgage Note Indenture, the Mortgage Notes, the Assignment Agreement (as defined in the Mortgage Note Indenture), the mortgage executed by the Borrower in favor of the Company and assigned to the Mortgage Note Trustee in connection with the Mortgage Note Indenture, the Partnership Note (as defined in the Mortgage Note Indenture), the Indenture Guaranty executed by the Borrower in favor of the Mortgage Note Trustee and secured by the Borrower Mortgage executed by the Borrower in favor of the Mortgage Note Trustee, the Intercreditor Agreement and any other instruments, documents and agreements executed or delivered pursuant to or in connection with any of the foregoing, as the same may, subject to the provisions of Sections 11.03(c),(d) and (e) hereof, from time to time be amended, supplemented or otherwise modified.

     "Mortgage Note Trustee" means the Person named as the "Mortgage Note Trustee" in the Mortgage Note Indenture until a successor Mortgage Note Trustee shall have become such pursuant to the applicable provisions of the Mortgage Note Indenture, and thereafter "Mortgage Note Trustee" shall mean such successor Mortgage Note Trustee. References to the "Mortgage Note Trustee" shall also be construed as provided in Section 11.03(d) hereof.

     "Mortgage Notes" mean the promissory notes executed and delivered pursuant to the Mortgage Note Indenture, as the same may, subject to the provisions of Sections 11.03(c), (d) and (e) hereof, from time to time be amended, supplemented or otherwise modified, including by one or more amendments or other instruments supplemental thereto.

     "1988 Credit Agreement" has the meaning stated in the Preliminary Statement.

                               (10)

     "1992 Credit Agreement" has the meaning stated in the Preliminary Statement.

     "Note" means the Term Note dated as of August 15, 1990, as amended and restated as of the Original Amendment Date, made by the Borrower in the aggregate principal amount of $38,000,000, payable to the order of the Bank, as amended by Amendment No. 1 thereto dated as of the date hereof, a copy of which is attached hereto as Exhibit A, as the same may from time to time be amended, supplemented, renewed, extended or otherwise modified with the prior written consent of the Bank, provided that if the term of the Loan has been extended pursuant to Section 2.03 hereof, thereafter "Note" shall mean the replacement note made by the Borrower to the order of the Bank pursuant to the provisions thereof or the Note, as amended pursuant to the provisions of
Section 2.03 hereof, as the Bank may elect pursuant thereto.

     "Officer" of the Borrower or the Company means any Person authorized to execute a Borrower Signature or Company Signature, as the case may be.

     "Officers' Certificate" delivered by the Borrower or the Company means a certificate signed with a Borrower Signature or Company Signature, as the case may be, and delivered to the Bank. Whenever this Credit Agreement requires that an Officers' Certi-ficate be signed also by an Accountant or other expert, such Accountant or other expert may (except as otherwise expressly provided in this Credit Agreement) be in the employ of the Borrower or the Company.

     "Open Market Borrower Note Purchases" means the purchase, redemption or other acquisition of any of the Senior Notes, the Mortgage Notes or the PIK Notes, with up to 50% of the Borrower's Excess Available Cash (as defined in the Mortgage Note Indenture as in effect on the date hereof) as permitted by each of the Indentures, provided that, at the time of any such transaction and after giving effect thereto, (i) no Event of Default, and no material Default hereunder or under any other Lending Document as to which the Bank shall have given notice to the Borrower shall have occurred and be continuing and (ii) such purchase shall then be permitted under the provisions of each of the Indentures, as the same is in effect on the date hereof.

     "Opinion of Counsel" means a written opinion of Independent legal counsel.

     "Original Amendment Date" has the meaning stated in the Preliminary Statement.

     "Original Indenture Security Documents" means all of the documents which secure the obligations under the Existing Bonds,

                               (11)
including, without limitation, the mortgage granted by the Borrower to the Company and assigned to the Trustee, dated June
27, 1985 and amended by Amendment No. 1 dated as of May 29, 1992.

     "Original Term Note" has the meaning stated in the Prelim-inary Statement.

     "Owned Land" has the meaning stated in Section 1.01 of the Mortgage.

     "Partnership Agreement" means the Amended and Restated Partnership Agreement dated as of the date hereof, by and among Trump, Castle and TC/GP, as general partners, as the same may from time to time be amended, supplemented or otherwise modified.

     "Permits" has the meaning stated in Section 1.01 of the Mortgage.

     "Permitted Borrower Distributions" means, with respect to any period, the excess of (a) the sum of all cash receipts of the Borrower derived from any source for such period (irrespective of whether such receipts constitute revenues from operations, the proceeds of indebtedness, reductions in reserve or contributions of the partners), over (b) cash disbursements connected with the ownership and operation of the Casino-Hotel for such period, including, without limitation, all debt service (including annual payments of principal and interest in respect of the promissory notes issued by the Borrower with respect to each of the Inden-tures, management fees, Capital Expenditures (as defined in the Existing Partnership Agreement), fees paid to individuals for serving as Noteholder Representatives, reasonable legal and accounting fees, all costs relating to public reporting require-ments, payments in respect of directors and officers insurance and indemnification payments to or on behalf of any of the Noteholder Representatives), and such reserves as required to be maintained pursuant to the terms of any of the Borrower's obligations, the requirements of any Governmental Authority or are otherwise established by the Board of Partner Representatives as reasonably necessary to meet contingencies or future obligations.

     "Permitted PIK Note Cash Interest Payments" means, for any fiscal year of the Borrower, the difference between (a) $31,920,000 and (b) interest payable in such fiscal year on the Senior Notes and the Mortgage Notes and, with respect to the fiscal years during which the same is payable, the Permitted Senior Note Principal Payments.

     "Permitted Senior Encumbrances" has the meaning stated in
Section 11.02 hereof.

                               (12)

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincor-porated organization or any other entity or government or any agency or political subdivisions thereof.

     "PIK Note Indenture" means the PIK Note Indenture dated as of the date hereof by and among the Company, as Issuer, the Borrower, as Guarantor, and First Bank National Association, as Trustee, as such Indenture may, subject to the provisions of Sections 11.03(e), (d) and (e) hereof, from time to time be amended, supplemented or otherwise modified, including by one or more indentures or other instruments supplemental thereto.

     "PIK Note Indenture Documents" means the PIK Note Indenture, the PIK Notes, the Pledge Agreement (as defined in the PIK Note Indenture), the Subordinated Partnership Note (as defined in the PIK Note Indenture), the Indenture Guaranty executed by the Borrower in favor of the PIK Note Trustee, the Intercreditor Agreement and any other instruments, documents and agreements executed or delivered pursuant to or in connection with any of the foregoing, as the same may, subject to the provisions of Sections 11.03(c), (d) and (e) hereof, from time to time be amended, supplemented or otherwise modified.

     "PIK Note Trustee" means the Person named as the "PIK Note Trustee" in the PIK Note Indenture until a successor PIK Note Trustee shall have become such pursuant to the applicable provisions of the PIK Note Indenture, and thereafter "PIK Note Trustee" shall mean such successor PIK Note Trustee. References to the "PIK Note Trustee" shall also be construed as provided in
Section 11.03(d) hereof.

     "PIK Notes" mean the promissory notes executed and delivered pursuant to the PIK Note Indenture, as the same may, subject to the provisions of Sections 11.03(c),(d) and (e) hereof, from time to time be amended, supplemented or otherwise modified, including by one or more amendments or other instruments supplemental thereto.

     "Plan" has the meaning stated in the Preliminary Statement.

     "Premises" has the meaning stated in Granting Clause Second of the Mortgage.

     "Prime Rate" means the interest rate announced from time to time by the Bank as its "prime rate" or "prime lending rate." This rate of interest is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest actually charged

                               (13)
by the Bank to any particular class or category of customers of the Bank.

     "Principal Payment Date" means a date on which a payment of principal with respect to the Loan becomes due and payable pursuant to the Note.

     "Put Agreement" means the Put Agreement dated as of February 16, 1988, as amended and restated as of the Original Amendment Date, executed and delivered by Trump in favor of the Bank, as amended by Amendment No. 1 to the Put Agreement dated as of the date hereof, a copy of which is attached hereto as Exhibit E, as the same may from time to time be amended, supplemented or otherwise modified with the prior written consent of the Bank.

     "Redemption" shall mean any action pursuant to which an Indenture Note is no longer outstanding or effectively out-standing, including, without limitation, any one or more of the following: a redemption, exchange, refunding, repayment, refinancing, defeasance, repurchase, retirement or other replacement or other substitution or other similar action, provided that an exchange effected pursuant to the Registration Rights Agreement (as defined in the Registration Statement), whereby the Senior Notes are exchanged for new promissory notes upon substantially identical terms, shall not constitute a "Redemption" as defined herein.

     "Refinancing Debt" has the meaning stated in Section
11.03(d) hereof.

     "Refinancing Debt Documents" means any credit agreement, indenture, mortgage, assignment of leases and rents and any and all other instruments, documents and agreements executed or delivered pursuant to or in connection with Refinancing Debt, as the same may, subject to the provisions of Sections 11.03(c), (d) and (e), from time to time be amended, supplemented or otherwise modified.

     "Registration Statement" means the Registration Statement on Form S-4, Registration No. 33-51411, of the Borrower and the Company as declared effective by the Commission on December 10, 1993, together with all amendments thereto on or before the date hereof, pursuant to which, among other things, the Indenture Notes have been registered under the Securities Act of 1933.

     "Required Redemption Event" means a CCC Required Redemption
Event, a Condemnation/Casualty Event and/or a Change in Control
Event.

     "Restricted Payment" means, as applied to the Borrower or the Company, (a) any dividend or other distribution of assets,

                               (14)
properties, cash, rights, obligations or securities paid or made by the Borrower or the Company on or in respect of any class of such Person's capital stock, partnership interest or other equity interest, as the case may be, (b) any redemption, purchase, retirement or other acquisition of any shares of such Person's capital stock, partnership interest or other equity interest, as the case may be, (c) any advances or loans to any Affiliate of the Borrower or the Company by the Borrower or the Company, (d) any capital contribution to, or other debt or equity investment in, an Affiliate, (e) any principal payment on or redemption, purchase, defeasance, retirement or other acquisition prior to any scheduled principal payment or maturity of any Indenture Indebtedness or any cash interest payments with respect thereto,
(f) any payment by or on behalf of the Borrower or the Company of any compensation (whether direct or indirect, as salary, bonus, management fees, reimbursement of expenses or otherwise) to an Affiliate of either the Borrower or the Company (for this purpose, Affiliate of the Borrower or the Company shall not include employees thereof (other than Trump) actively involved in the operation of the Casino-Hotel), and (g) any payment to any Trustee made by the Borrower or the Company to fund a Blocked Payment (as that term is defined in the Intercreditor Agreement), which under the terms of the Consent and Agreement, dated the date hereof, of the Borrower and the Company appended to the Intercreditor Agreement, the Borrower has agreed to pay directly to the Bank for application to the Loan; provided however, that so long as no Event of Default has occurred and is continuing, the term "Restricted Payment" shall not include (i) any payment of principal, or interest or other amount required or, subject to the provisions of Sections 11.03 and 11.04 hereof, permitted to be made in respect of the Indenture Notes as in effect on the date hereof (including any such payment made by the Borrower pursuant to any Indenture Guaranty or any other such payment made by the Borrower or the Company to the Trustees of their respec-tive obligations under any of the Indenture Documents to the extent not inconsistent with the Intercreditor Agreement) or in respect of any Refinancing Debt incurred in accordance with the provisions of Section 11.03(d) hereof to the extent permitted to be made pursuant to the terms of this Credit Agreement and the other Lending Documents and the Refinancing Debt Documents; (ii) any Open Market Borrower Note Purchases; (iii) any Redemption of all, but not less than all of the Indenture Notes, effected at the respective applicable minimum redemption prices contained in each of the Senior Note Indenture, the Mortgage Note Indenture and the PIK Note Indenture (as applicable) as in effect on the date hereof, provided that same complies with the provisions of
Section 11.03(d) hereof; (iv) any redemption of any class of capital stock or partnership interest of any such Person (other than Trump or any Affiliate thereof), if such Person receives an Opinion of Counsel (a copy of which is delivered to the Bank) that the failure to redeem such capital stock or partnership

                               (15)
interest would subject such Person to an adverse action or failure to act by a Gaming Authority and, in the opinion of the Board of Directors or Managing Partner of such Person, such adverse action or failure to act would be likely to have a material adverse effect with respect to such Person; (v) loans to employees of such Person actively involved in the operation of the Casino-Hotel not exceeding $10,000 per employee or $250,000 in the aggregate at any one time outstanding, or the engagement of such Person in credit transactions in the operation of the Casino-Hotel, if such loans or credit transactions are in the ordinary course of business; (vi) payments or distributions made by the Borrower or the Company during any period permitted by the Indentures in an amount not in excess of the Permitted Borrower Distributions with respect to such period; (vii) any payments of the fees and expenses of any Noteholder Representatives to the extent required to be paid pursuant to the Partnership Agreement as in effect on the date hereof; (viii) any indemnification payment to or on behalf of any Noteholder Representatives required to be made pursuant to Section 15.11 of the Partnership Agreement as in effect on the date hereof; and (ix) the distribution by the Partnership of the stock of TC/GP and, subject to Section 4.14(a)(iii)(B) hereof, the issuance of PIK Notes in connection with the Merger (as defined in the Registration Statement). Without limiting the generality of the foregoing, the term "Restricted Payments" shall include payments or distributions made in respect of the Trump Priority Capital as provided for in the Partnership Agreement as in effect on the date hereof or general distributions to the General Partners in respect of the general partners' interest as provided for in the Partnership Agreement as in effect on the date hereof, except those payments or distributions made by the Borrower or the Company during any period in an amount not in excess of the Permitted Borrower Distributions with respect to such period.
For purposes of this definition, "capital stock", "Partnership interest" or "other equity interest" shall include warrants, rights and options to acquire shares of capital stock, partner-ship interests or other equity interest, as the case may be.

     "Senior Note Indenture" means the Senior Note Indenture dated as of the date hereof by and among the Company, as Issuer, the Borrower, as Guarantor, and First Bank National Association, as Trustee, as the same may, subject to the provisions of Sections 11.03(c), (d) and (e) hereof, from time to time be amended, supplemented or otherwise modified, including by one or more indentures or other instruments supplemental thereto.

     "Senior Note Indenture Documents" means the Senior Note Indenture, the Senior Notes, the Assignment Agreement (as defined in the Senior Note Indenture), the mortgage executed by the Borrower in favor of the Company and assigned to the Senior Note Trustee in connection with the Senior Note Indenture, the Partnership Note (as defined in the Senior Note Indenture), the Indenture Guaranty executed by the Borrower in favor of the Senior Note Trustee and secured by the Borrower Mortgage executed

                               (16)
by the Borrower in favor of the Senior Note Trustee, the Intercreditor Agreement and any other instruments, documents and agreements executed or delivered pursuant to or in connection with any of the foregoing, as the same may, subject to the provisions of Section 11.03(c), (d) and (e) hereof, from time to time be amended, supplemented or otherwise modified.

     "Senior Note Trustee" means the Person named as the "Senior Note Trustee" in the Senior Note Indenture until a successor Senior Note Trustee shall have become such pursuant to the applicable provisions of the Senior Note Indenture, and thereafter "Senior Note Trustee" shall mean such successor Senior Note Trustee. References to the "Senior Note Trustee" shall also be construed as provided in Section 11.03(d) hereof.

     "Senior Notes" mean the promissory notes executed and delivered pursuant to the Senior Note Indenture, as the same may, subject to the provisions of Sections 11.03(c), (d) and (e) hereof, from time to time be amended, supplemented or otherwise modified, including by one or more amendments or other instruments supplemental thereto.

     "Services Agreement" means the Services Agreement dated as of the date hereof between the Borrower and TC/GP, as the same may, subject to the provisions of Section 11.03(b) hereof, from time to time be amended, supplemented or otherwise modified.

     "Stated Maturity" when used with respect to the Note means the Initial Stated Maturity Date or, if the term of the Loan is extended in accordance with Section 2.03(b) hereof, the Extended
Stated Maturity Date.

     "Successor" has the meaning stated in Section 2.07 hereof.

     "Tangible Personal Property" has the meaning stated in Granting Clause Fourth of the Mortgage.

     "TC/GP" means TC/GP Corporation, a Delaware corporation to be wholly-owned by Trump as of the date the Merger (as defined in the Registration Statement) is consummated.

     "Trump" means Donald J. Trump.

     "Trustees" or "Trustee" means all of the Senior Note
Trustee, the Mortgage Note Trustee and the PIK Note Trustee unless specific reference is made to one or more, but less than all, of the Trustees.

     "Trust Estate" has the meaning stated in the habendum to the Granting Clauses of the Mortgage.

                               (17)

Section 1.02   Notices.

     (a) Any request, demand, authorization, direction, notice (including, without limitation, a notice of default), consent, waiver or other document provided or permitted by this Credit Agreement to be made upon, given or furnished to, or filed with, the Borrower, the Company or the Bank shall be deemed given when either (i) delivered by hand or by Federal Express or similar overnight courier or (ii) three Business Days after sending by registered or certified mail, postage prepaid, in either case, addressed as follows:

     To the Borrower:

     Trump's Castle Associates
     Trump's Castle Casino Resort by the Bay
     Brigantine Boulevard at Huron Avenue
     Atlantic City, New Jersey 08401
     Attn:  General Counsel

     To the Company:

     Trump's Castle Funding, Inc.
     Trump's Castle Casino Resort by the Bay
     Brigantine Boulevard at Huron Avenue
     Atlantic City, New Jersey 08401
     Attn:  General Counsel

     To the Bank:

     Midlantic National Bank
     Supervised Loan Department - 7th Floor
     499 Thornall Street
     Edison, New Jersey 08837
     Attn: Ben Berzin, Jr., Senior Vice President

with, in each case, a copy sent by the same method to:

     Donald J. Trump
     c/o The Trump Organization
     725 Fifth Avenue
     New York, New York 10022

     The Trump Organization
     725 Fifth Avenue
     New York, New York 10022
     Attn:  Nicholas L. Ribis, Esq.

                               (18)

     Sills Cummis Zuckerman Radin
       Tischman Epstein & Gross, P.A.
     One Riverfront Plaza
     Newark, New Jersey 07102
     Attn:  Ira A. Rosenberg, Esq.

     Willkie Farr & Gallagher
     One Citicorp Center
     153 East 53rd Street
     New York, New York 10022
     Attn:  Thomas M. Cerabino, Esq.

     Ropes & Gray
     One International Place
     Boston, Massachusetts 02110-2624
     Attn:  Robert L. Nutt, Esq.

     (b) By notice to the Borrower, the Company and/or the Bank, given as provided above, any party may designate additional or substitute addresses for such notices, which, notwithstanding Subsection (a) of this Section 1.02, shall be deemed given when received.

Section 1.03   Form and Contents of Documents Delivered to the
               Bank.

     Whenever several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to other matters in one or several documents.

     Any certificate or opinion of an Officer of the Borrower or the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Borrower or the Company stating that the information with respect to such factual matters is in the possession of the Borrower or the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous. If appropriate to the matter being opined upon, any Opinion of Counsel may be subject to rights of creditors and the availability of equitable remedies.


                               (19)

     Whenever any Person is required to make, give or execute two or more applications, requests, consents, certificates, state-ments, opinions or other instruments under this Credit Agreement, they may, but need not, be consolidated and form one instrument.

     Whenever in this Credit Agreement, in connection with any application or certificate or report to the Bank, it is provided that the Borrower or the Company shall deliver any document as a condition of the granting of such application, or as evidence of the Borrower's or the Company's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such documents shall in such case be condi-tions precedent to the right of the Borrower or the Company to have such application granted or to the sufficiency of such certificate or report.

Section 1.04   Compliance Certificates and Opinions.

     Upon any application or request by the Borrower or the Company to the Bank to take any action under any provision of this Credit Agreement, the Borrower or the Company shall furnish to the Bank an Officers' Certificate stating that all conditions precedent, if any, provided for in this Credit Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Credit Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Credit Agreement shall include:

          (a) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as

                               (20)
     to whether or not such condition or covenant has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.05   Effect of Recitals, Headings and Table of
               Contents.

     All Recitals set forth in the Preliminary Statement above are incorporated herein and are made an integral part of this Credit Agreement. The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.06   Successors and Assigns.

     All covenants and agreements in this Credit Agreement by the Borrower or the Company shall, subject to Section 10.02, bind its successors and assigns, whether so expressed or not. The Borrower and the Company each acknowledges that the Bank may at any time sell, assign, transfer or grant participation or subparticipations in the Loan to other financial institutions and/or Persons other than Trump or an Affiliate of Trump (individually, a "Transferee") and in that connection may distri-bute information concerning the Borrower and the Company and their respective Affiliates to such Transferee or Person who may become a Transferee; provided that any such sale, assignment, transfer or grant of any participation or subparticipation of any Loan or portion thereof shall be subject to the approval of the relevant Gaming Authorities to the extent necessary. The Borrower and the Company each agrees that each Transferee is a third-party beneficiary of this Credit Agreement, the Note and the other Lending Documents and may exercise all rights with respect to the portion of the Loan held by it as fully as if such Transferee were the direct holder thereof, subject to the applicable provisions of the Lending Documents.

Section 1.07   Separability Clause.

     In case any provision in this Credit Agreement, the Note or any other Lending Document shall be invalid, illegal or unenforceable in any respect (a) such provisions shall be enforced to the maximum extent permitted by applicable law, it being intended that all provisions are fully enforceable; and (b) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                               (21)

Section 1.08   Benefits of Credit Agreement.

     Except as expressly provided in Section 1.06 hereof, nothing in this Credit Agreement, the Note or any other Lending Document, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Credit Agreement, the Note or any other Lending Document.

Section 1.09   Governing Law.

     This Credit Agreement shall be deemed to be a contract under the laws of the State of New Jersey and shall be construed in accordance with and governed by the laws of the State of New Jersey (without giving effect to principles of conflicts of laws).

Section 1.10   Casino Control Act.

     Each of the provisions of this Credit Agreement is subject to and shall be enforced in compliance with the provisions of the New Jersey Casino Control Act.

Section 1.11   Miscellaneous.

     (a) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same agreement.

     (b) Amendments and Waivers. Neither this Credit Agreement nor any other Lending Document, nor any terms hereof or thereof, may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the Bank and any other party or parties thereto. Any such waiver and any such amendment, supplement or modification shall be binding upon the Borrower, the Company, the Bank and all future holders of all or any part of the Note. In the case of any waiver, the Borrower, the Company and the Bank shall be restored to their former positions and rights hereunder and under the Lending Documents to the extent set forth in such waiver, and any Default or Event of Default expressly waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     (c) No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder or under any other Lending Document shall operate as a waiver thereof; nor shall a single or partial exercise of any right, remedy, power or privilege

                               (22)
hereunder or under any other Lending Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, power and privileges herein provided and provided in the other Lending Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     (d) CONSENT TO JURISDICTION.  EACH OF THE BORROWER AND THE
COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS CREDIT AGREEMENT OR ANY OF THE OTHER LENDING DOCUMENTS OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW JERSEY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE DISTRICT OF NEW JERSEY AND APPELLATE COURTS FROM ANY THEREOF;

          (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER OR THE COMPANY, AS THE CASE MAY BE, AT ITS ADDRESS SET FORTH IN SECTION 1.02 HEREOF OR AT SUCH OTHER ADDRESS OF WHICH THE BANK SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

          (iv)  AGREES THAT NOTHING HEREIN SHALL (A) AFFECT THE
     RIGHT OF THE BANK TO EFFECT SERVICE OF PROCESS IN ANY OTHER
     MANNER PERMITTED BY LAW OR (B) LIMIT THE RIGHT OF THE BANK
     TO SUE IN ANY OTHER JURISDICTION.

     (e) Further Assurances. At any time and from time to time, upon the Bank's request and at the expense of the Borrower and/or the Company, the Borrower and the Company shall promptly and duly execute and deliver or cause to be executed and delivered any and all instruments and documents and take any and all further actions as the Bank may deem necessary or advisable to effect the purposes and carry out the intent of the Lending Documents and to perfect, confirm, enforce and/or continue the rights and remedies of the Bank thereunder and as provided by law.

                               (23)

     (f) Interpretation.  The parties acknowledge and agree that
(i) each party and its counsel have reviewed and negotiated the terms and provisions of this Credit Agreement and the other Lending Documents and have contributed to the preparation and revision thereof, (ii) the normal rules of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be applied in the interpretation of this Credit Agreement and the other Lending Documents and (iii) the terms and provisions of this Credit Agreement and the other Lending Documents shall be construed fairly as to all parties hereto and thereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Credit Agreement and the other Lending Documents.

     (g) Entire Agreement. This Credit Agreement and the other Lending Documents, and the instruments and documents executed and delivered in connection herewith and therewith, constitute the entire understanding between and parties with respect to the transactions contemplated hereby, and supersede and replace all other agreements, understandings, representations and statements with respect to the transactions contemplated thereby.

Section 1.12   General Application of Remedies Provisions.

     (a) The remedies of the Bank upon any default by the Borrower or the Company in the fulfillment of any of their obligations hereunder shall be limited in each instance by the provisions of Section 2.07 hereof, whether or not the provisions providing for such remedies explicitly refer to such Section.

     (b) In each instance, the giving of any notice and the expiration of any grace period provided for in Section 7.01 hereof shall be a condition to a Default becoming an Event of Default (and to the assertion of any rights granted to the Bank upon an Event of Default), except that (i) there is no notice or grace period required in respect of certain Defaults, (ii) upon the occurrence of any Default specified in Section 2.3 of the Intercreditor Agreement, the Bank may take the actions therein provided and (iii) upon the occurrence of any Default, the Bank may take the actions provided for in Section 7.05 hereof.

     (c) For the purposes of this Credit Agreement, it is understood that a Lien or an event which does not materially diminish the value of the Bank's interest in the Trust Estate shall not be deemed an "impairment of security," as that phrase is used in this Credit Agreement, provided that the failure of the Borrower to pay ad valorem real estate taxes with respect to all or any part of the Trust Estate (or to provide collateral security to the Bank for the payment thereof) as required by
Section 11.05 hereof shall be deemed to constitute an "impairment of security" as used herein and as used in the Mortgage.

                               (24)

                           ARTICLE II.

                    AMOUNT AND TERMS OF LOAN

Section 2.01   Restructured Loan.

     Upon the Effective Date, the 1992 Credit Agreement shall be amended and replaced by this Credit Agreement, a new Intercreditor Agreement shall be entered into by the parties thereto and, to the extent provided herein, certain other Lending Documents (as defined in the 1992 Credit Agreement) shall be amended and/or amended and restated in their entireties and replaced by such other amended and restated Lending Documents, respectively. As a result of the foregoing, upon the Effective Date the rights, obligations and liabilities of the Borrower and the Company under the 1992 Credit Agreement shall be modified, superseded and governed by, and the Borrower shall repay the Loan in the principal amount of $38,000,000 in accordance with, the terms and conditions of this Credit Agreement and the other Lending Documents. THE BORROWER AND THE COMPANY EACH HEREBY ACKNOWLEDGES AND AGREES THAT (a) THE LOAN IS PAYABLE BY SUCH PERSON PURSUANT TO THE LENDING DOCUMENTS WITHOUT DEDUCTION, SETOFF, DEFENSE OR COUNTERCLAIM FOR ANY REASON WHATSOEVER, AND
(b) NEITHER THE BORROWER NOR THE COMPANY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, HAS ANY CLAIMS AGAINST THE BANK OR ANY OF ITS AFFILIATES, OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, ARISING OUT OF OR IN CONNECTION WITH THE LENDING DOCU-MENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, AND HEREBY EXPRESSLY WAIVES AND RELEASES ANY AND ALL SUCH CLAIMS.

Section 2.02   The Note.

     The Loan is evidenced by the Note, which is payable to the order of the Bank and represents the obligation of the Borrower to pay to the order of the Bank the aggregate outstanding prin-cipal amount of the Loan, with interest thereon as prescribed in this Section 2.02. The Note is (a) dated as of the Original Amendment Date, (b) in the principal amount of $38,000,000, (c) stated to mature on the Stated Maturity Date, on which date the entire outstanding principal amount of the Note shall be due and payable in full, and (d) bearing interest for the period from the Original Amendment Date until paid in full on the principal amount thereof from time to time outstanding at the rate provided therein, provided, that, if all or a portion of the principal amount of the Loan shall not be paid when due after the expira-tion of any applicable grace period contained herein or in the Note (whether at the Stated Maturity Date, by acceleration or otherwise), any such overdue payment shall, without limiting the rights of the Bank under Section 7 hereof, thereafter bear interest at a rate three percent (3%) per annum in excess of the interest rate otherwise payable in respect of the Loan from the


                               (25)
date of nonpayment (both before and after judgment), until paid in full (and, to the extent any provision in the Note, the Mortgage or any other Lending Document is inconsistent with this proviso, such provisions are hereby deemed amended to be consis-tent with this proviso). Interest accrued on the Note shall continue to be payable monthly in arrears on the last Business Day of each calendar month, and on the Stated Maturity Date and payment (including prepayment) in full thereof.

Section 2.03   Extension of Loan.

     (a) Subject to the satisfaction on the Extension Date of the conditions precedent set forth in Section 3.02 hereof, the Borrower shall have the option to extend the term of the Loan on the Extension Date to the Extended Stated Maturity Date (the "Extension Option"), with such extension having effect for all purposes of this Credit Agreement from and after the Initial Stated Maturity Date. The "Extension Date" shall be the Initial Stated Maturity Date unless any Event of Default with respect to which the forbearance provisions of Section 3.1 of the Inter-creditor Agreement apply shall have occurred within the 90-day period immediately preceding the Initial Stated Maturity Date and shall be continuing on the Initial Stated Maturity Date, in which event the "Extension Date" shall be that date, not later than the 90th day immediately succeeding the Initial Stated Maturity Date, upon which all such Events of Default are cured in accordance with Section 3.1 of the Intercreditor Agreement (if cured), and if not so cured, the Extension Option shall cease to have any force and effect. The Borrower may elect to exercise the Extension Option by furnishing to the Bank at any time not more than 120 days nor less than 30 days immediately preceding the Initial Stated Maturity Date a notice of its intention so to extend. If any Event of Default with respect to which the forbearance provisions of Section 3.1 of the Intercreditor Agreement apply occurs after the Borrower has furnished such notice, the Borrower shall (i) promptly by notice to the Bank reconfirm its intention to extend the term of the Loan and (ii) use its best efforts diligently to cure such Event of Default.

     On the Extension Date, and as a condition to extension, in addition to the conditions precedent set forth in Section 3.02 hereof, the Borrower shall pay to the Bank all accrued interest and principal required to be paid on the Loan through the Exten-sion Date.

     (b) The Loan as so extended shall be evidenced by a replacement Note, which shall be payable to the order of the Bank and shall represent the obligation of the Borrower to pay the Bank the aggregate outstanding principal amount of the Loan, with interest thereon as prescribed in this Section 2.03. The replacement Note shall (i) be dated as of the Effective Date,

                               (26)

(ii) be in the principal amount of $38,000,000, less any prepayments of principal made prior to the Extension Date, (iii) be stated to mature in 59 consecutive equal monthly installments of principal, each in the amount of $158,333, payable on the last Business Day of each calendar month, commencing on the first such date to occur after the Initial Stated Maturity Date, and the entire outstanding principal amount of the replacement Note shall be due and payable in full on the Extended Stated Maturity Date, and (iv) bear interest for the period from the date thereof until paid in full on the principal amount thereof from time to time outstanding at a rate per annum equal to such percentage in excess of the Prime Rate as the Bank may determine is reasonable for a secured term loan of this nature based upon market conditions then existing (but such rate shall be subject to (A) the limitations set forth in the definition of the Maximum Extension Rate of Interest and (B) the Bank's right to establish a fixed rate of interest as provided in the definition of the Maximum Extension Rate of Interest); provided, that if all or a portion of the principal amount of the Loan shall not be paid when due after the expiration of any applicable grace period contained herein or in such replacement Note (whether at the Extended Stated Maturity Date, by acceleration or otherwise), any such overdue payment shall, without limiting the rights of the Bank under Section 7 hereof, thereafter bear interest at a rate three percent (3%) per annum in excess of the interest rate otherwise payable in respect of the Loan, from the date of nonpayment (both before and after judgment), until paid in full. Interest accrued on the Note shall be payable monthly in arrears on the last Business Day of each calendar month, commencing on the first such date to occur after the Extension Date, and on the Extended Stated Maturity Date and on the payment (including prepayment) in full of the Note. Notwithstanding the foregoing, the Bank may at its option elect to have an amendment made to the Note to reflect the terms set forth above, rather than require the delivery of a replacement Note.

     (c) In the event that the Extension Date occurs after the Initial Stated Maturity Date, then during the period from the Initial Stated Maturity Date to the Extension Date, the Borrower shall make payments of interest and principal on the Note as if the Extension Option had been exercised as of the Initial Stated Maturity Date.

     (d) If the term of the Loan is not extended as provided in this Section 2.03, the Loan shall be due and payable in full as of the Initial Stated Maturity Date.

Section 2.04   Calculation of Interest.

     Interest payable hereunder and under the Note shall be calculated on the basis of a 360-day year, but charged for the

                               (27)
actual number of days elapsed. Any change in the interest rate on the Note resulting from a change in the Prime Rate shall become effective (without notice to the Borrower) as of the opening of business on the day on which such change in the Prime Rate becomes effective. The Bank shall notify the Borrower of the effective date and the amount of each such change in the Prime Rate, provided that the failure or delay in giving any such notice shall not affect any of the obligations of the Borrower of the Company hereunder.

Section 2.05   Payments.

     All payments (including prepayments) by the Borrower on account of principal, interest and fees payable hereunder shall be made without setoff or counterclaim to the Bank, at its offices specified in Section 1.02 hereof, in lawful money of the United States of America and in immediately available funds. If any payment hereunder or on the Note becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payment of interest, interest on principal shall be payable at the then applicable rate during such extension.

Section 2.06   Optional Prepayments; Mandatory Prepayments.

     (a) The Borrower may, at its option, at any time and from time to time prepay the Note (including any replacement Note) in whole or in part without premium or penalty, upon at least three
(3) Business Days' notice to the Bank, specifying the date and amount of prepayment. Such notice shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with interest accrued on the amount prepaid to and including such date of prepayment. Each such optional prepayment of the Loan shall be applied to the installments of principal of the Loan in the inverse order of maturity. Amounts prepaid on account of the Loan may not be reborrowed. Any optional partial prepayments of the Loan shall be in the principal amount of $1,000,000 or such greater amount (in multiples of $1,000,000) as may be specified by the Borrower.

     (b) The Borrower shall prepay the Note (including any replacement Note) and all other obligations of the Borrower and/or the Company payable to the Bank hereunder and under the other Lending Documents, upon the occurrence of any Change of Control Event or any Condemnation/Casualty Event, as provided in this Section 2.06. The Note and all such other obligations of the Borrower and/or the Company shall be paid (i) in full, upon the occurrence of any Change of Control Event, and (ii) to the extent of any proceeds received by the Borrower and/or the Company at any time and from time to time as a result thereof, upon the occurrence of any Condemnation/Casualty Event. Such

                               (28)
prepayment shall be made within two Business Days of the occurrence of a Change of Control Event or the receipt of any proceeds by the Borrower and/or the Company as a result of any Condemnation/Casualty Event. Any such mandatory prepayment of the Loan shall be applied first to pay all accrued but unpaid interest on the Loan, then to the outstanding principal amount thereof and the balance, if any, shall be applied to pay all such other obligations of the Borrower and/or the Company in respect of the Loan. Each such mandatory prepayment of the principal of the Loan shall be applied to the installments of principal in the inverse order of maturity. Amounts so prepaid on account of the Loan may not be reborrowed.

Section 2.07   Limitation on Liability.

     Notwithstanding anything herein or in any other agreement, document, certificate, instrument, statement or omission referred to below to the contrary, the Borrower and the Company are liable hereunder only to the extent of the present and future assets of the Borrower and of the Company and, except as provided in this
Section 2.07 and as provided in the Put Agreement, no other person or entity, including, but not limited to, any partner, partner representative, officer, committee or committee member of the Borrower or any partner therein or of any partnership affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Borrower, or any incorporator, officer, director or shareholder of the Company, of any corporate partner of the Borrower or of any corporate affiliate of the Borrower, or any affiliate or controlling person or entity of any of the foregoing, or any successor, personal representative, heir or assign (each, a "Successor") of any of the foregoing, in each case past, present or as they may exist in the future, shall be liable in any respect (including, without limitation, for the breach of any representation, warranty, covenant, agreement, condition or indemnification or contribution undertaking contained herein or therein) under, in connection with, arising out of or relating to this Credit Agreement, the other Lending Documents or any other agreement, document, certificate, instrument or statement (oral or written) related to, executed or to be executed, delivered or to be delivered, or made or to be made, or any omission made or to be made, in connection with any of the foregoing or any of the transactions contemplated in any such agreement, document, certificate, instrument, or statement. Notwithstanding the foregoing, (i) the Bank shall preserve any personal claims it may have for fraud, liabilities under the Securities Act of 1933, as amended, and other liabilities that cannot be waived under applicable federal and state laws against such Persons in connection with the transactions contemplated hereby, provided, however, that such conduct shall not in and of itself constitute an Event of Default under the Credit Agreement, the Note, the Mortgage or any other Lending Document, (ii) Trump

                               (29)
shall be liable to the Bank to perform his obligations under the Put Agreement, (iii) each of the General Partners of the Borrower shall be liable to the Borrower to repay to the Borrower an amount equal to any Restricted Payment actually received by that General Partner in contravention of Section 11.04 hereof, (iv) Trump and each Affiliate of Trump (but not in any event any Partner Representative (as defined in the Partnership Agreement) other than Trump or any Affiliate thereof) shall be liable to repay to the Borrower any Restricted Payment actually received by Trump or such Affiliate of Trump, as the case may be, in contravention of Section 11.04, (v) with respect to a Combination Transaction, any Successor shall have liability hereunder and under any other Lending Document to the fullest extent the Borrower and the Company have, taking into consideration the provisions of the second sentence of Section 10.02 hereof, (vi) any Person who receives directly or indirectly any assignment or other transfer in whole or in part of the Trust Estate in contravention of the provisions of this Credit Agreement or any of the other Lending Documents shall be liable hereunder and under the other Lending Documents to the extent of the assets received and (vii) the foregoing is not intended to and shall not apply to (A) the Intercreditor Agreement (but shall apply to the Consent and Agreement executed by the Borrower and the Company relating thereto), (B) the obligations and agreements of the Trustees set forth in the Consent and Agreement or (C) any Opinions of Counsel, title insurance policies, pro-forma policies and/or commitments, title recording letters, title reinsurance policies, pro-forma policies and/or commitments, real estate surveys and/or insurance policies delivered to or entered into for the benefit of the Bank pursuant to this Credit Agreement or any of the other Lending Documents, or in connection with the transactions contemplated hereby or thereby or by the 1992 Credit Agreement, and to the extent certain items referred to in this clause "C" are not included in similar provisions in the Mortgage, Assignment of Leases and Rents, Assignment of Operating Assets, the Note and any other Lending Document, they are hereby deemed so included. Any agreement, document, certificate, state-ment or other instrument to be executed simultaneously with, in connection with, arising out of or relating to this Credit Agree-ment or any other Lending Document, or any other agreement, document, certificate, statement or instrument referred to above, or any agreement, document, certificate, statement or instrument contemplated hereby (other than the Put Agreement), shall contain language mutatis mutandi to this Section 2.07 and, if such language is omitted, shall be deemed to contain such language. The foregoing shall not apply to, or otherwise impair or reduce, the liability of Trump under, or in connection with any documents executed by Trump in connection with, the Grid Note (the "Grid Note Documents") or any other Person bound by any of the Grid Note Documents, including the Guarantee executed by Trump in connection with the Grid Note to the extent any portion of the

                               (30)
payment thereof must be paid or returned by the Bank to the Borrower or any other Person for any reason whatsoever.

                          ARTICLE III.

                      CONDITIONS PRECEDENT

Section 3.01   Conditions Precedent.

     The obligation of the Bank to enter into this Agreement and certain other Lending Documents as of the date hereof is subject to the fulfillment on the Effective Date of the following conditions precedent, all to the reasonable satisfaction of the Bank and its counsel:

     (a) Note. The Bank shall have received Amendment No. 1 to the Note conforming to the requirements hereof, duly executed by the Borrower and the Company.

     (b) Amendments to Lending Documents. The Bank shall have received the amendments to the Lending Documents attached as Exhibits B through E hereto, each of which shall be duly executed and delivered by the parties thereto, in form and substance satisfactory to the Bank and its counsel and in full force and effect.

     (c) Payment of Principal and Interest Under the Grid Note. The Bank shall have received payment on or before the Effective Date of $7,000,000 in respect of the payment of the principal of the Grid Note, together with all accrued but unpaid interest thereon through and including the date of such payment, by wire transfer of immediately available funds.

     (d) Fee. The Bank shall have received payment on or before the Effective Date of a fee in the amount of $380,000, by wire transfer of immediately available funds.

     (e) Legal Opinions of Counsel to the Borrower and other Legal Opinions. The Bank shall have received (i) a favorable opinion of Ribis, Graham & Curtin, New Jersey counsel to the Borrower, the Company and Trump, dated as of the date hereof, in substantially the form of Exhibit J hereto, (ii) a favorable opinion of Hannoch Weisman, New Jersey regulatory counsel to the Borrower, the Company and Trump, dated as of the date hereof, in substantially the form of Exhibit K hereto; and (iii) a favorable opinion of Lowenstein Sandler, counsel to the Trustees, dated as of the date hereof, in substantially the form of Exhibit L hereto.

                               (31)

     (f) Receipt of Consideration for the Senior Notes; Defeasance of the Existing Bonds; Cancellation of Original Indenture Security Documents. The Company shall have received all of the consideration contemplated to be received by it with respect to the issuance of the Senior Notes, the Existing Bonds shall all have been defeased and the mortgage granted by the Borrower to the Company and assigned to First National Bank Association, as trustee, to secure the Existing Bonds and all of the other Original Indenture Security Documents shall be terminated.

     (g) Delivery of Consent and Agreement. The Trustees, the Borrower and the Company shall have duly executed and delivered to the Bank the Consent and Agreement, which shall be in form and substance satisfactory to the Bank and counsel and in full force and effect.

     (h) Partnership and Corporate Proceedings. The Bank shall have received the resolutions of the Board of Partner Representa-tives of the Borrower and the Board of Directors of the Company authorizing the execution, delivery and performance of each of the Lending Documents to which each of them is a party, and authorizing the loan arrangements and the Guaranty provided for herein, certified by the Managing Partner of the Borrower and the secretary or assistant secretary of the Company, respectively.

     (i) Incumbency Certificates. The Bank shall have received a certificate of a General Partner of the Borrower and the secretary or assistant secretary of the Company, dated as of the date hereof, as to the incumbency and signature of the Managing Partner and Officer or Officers signing each of the Lending Documents to which the Borrower or the Company is a party and any other certificate or other document to be delivered pursuant thereto, together with evidence of the incumbency of such General Partner and such Officer.

     (j) Partnership and Corporate Documents. The Bank shall have received (i) a copy of the Partnership Agreement of the Borrower (as amended and/or restated through the date hereof), certified by the Managing Partner of the Borrower, (ii) a copy of the Certificate of Incorporation of the Company (as amended through the date hereof), recently certified by the Secretary of State of New Jersey, (iii) a copy of the By-laws of the Company (as amended through the date hereof), certified by the secretary or assistant secretary of the Company, and (iv) recent certificates from the Secretary of State (or other appropriate authority of such jurisdiction), evidencing the good standing of the Company in the State of New Jersey and in each other state or jurisdiction in which it is currently qualified to do business.

                               (32)

     (k) Consents, Licenses, Approvals, etc. The Bank shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by the Borrower and the Company of, and the validity and enforceability of, this Credit Agreement, the Note, the Mortgage and the other Lending Documents, and such consents, licenses and approvals shall not be subject to any qualifications or conditions and shall be in full force and effect.

     (l) Intercreditor Agreement. The Bank shall have received the Intercreditor Agreement, duly executed and delivered by the Trustees, in form and substance satisfactory to the Bank and its counsel and in full force and effect.

     (m) Filings, Registrations and Recordings. All additional documents, if any, (including, without limitation, Uniform Commercial Code financing statements) required to be filed, registered or recorded in order to continue, in favor of the Bank, a legal, valid and enforceable first priority (except for Permitted Senior Encumbrances) perfected mortgage lien upon and security interest in the Trust Estate as provided in the Mortgage Documents, senior (and not pari passu or subordinate) to the mortgage liens upon and security interests in the Trust Estate granted or to be granted to any of the Trustees pursuant to the Indenture Documents, shall have been properly filed, registered or recorded in each office in each jurisdiction in which such filings, registrations and recordings are required or advisable. The Bank shall have received acknowledgement copies of all such filings, registrations and recordings (or, in lieu thereof, the Bank shall have received other evidence satisfactory to the Bank that all such filings, registrations, and recordings shall have been or will be made); and the Bank shall have received evidence that all necessary filing, registration and recording fees and all taxes or other expenses related to such filings, registrations and recordings have been paid in full.

     (n) Evidence of Insurance. The Bank shall have received evidence, reasonably satisfactory to the Bank, that the Borrower has obtained and maintained policies of insurance as required by the Mortgage Documents, accompanied by evidence of the payment of the premiums therefor with endorsements naming the Bank and the Trustees, as their interests may appear, as loss payees but with instructions that all proceeds required under Section 5.11 of the Mortgage to be paid to the Bank be paid to the Bank.

     (o) Title Insurance Policies. The Bank shall have received, in respect of the Mortgage, mortgagee's title insurance policies or marked-up unconditional binders for such insurance policies, dated as of the date hereof, from title insurance companies acceptable to the Bank. Such policies shall (i) be in amounts satisfactory to the Bank (both as to primary insurance

                               (33)
and reinsurance), (ii) insure that the Mortgage insured thereby continues to be a valid first priority (except for Permitted Senior Encumbrances) mortgage lien upon and security interest in the Trust Estate, free and clear of all defects and encumbrances (except for Permitted Senior Encumbrances), senior (and not pari passu or subordinate) to the mortgage lien upon and security interest in the Trust Estate granted or to be granted to any Trustee pursuant to the Indenture Documents, (iii) name the Bank as the insured thereunder, (iv) be in the form of ALTA Loan Policy-1970 (amended 10/17/70 and 1/17/84), and (v) be in the form of the Lawyers Title Insurance Policy delivered to the Bank on the Original Amendment Date and shall contain such endorsements and affirmative coverage as the Bank may, in order to give effect to the requirements specified in clauses (ii) through (iv) hereof, reasonably request, including, without limitation, that the proceeds of such policies shall be payable to the Bank notwithstanding any misrepresentation, omission, inaccuracy or default in any application or other document or other written communication delivered in connection with such policies by, on behalf of or to the Borrower, the Company or the Trustees or in connection with obtaining any certificate, consent or agreement from the Trustees (including, without limitation, any documents delivered to the Trustees in connection with the grant to the Bank of a first priority (except for Permitted Senior Encumbrances) lien upon and security interest in the Trust Estate, whether or not required to obtain any Trustee's consent or agreement). The Bank shall also have received evidence that all premiums in respect of such policies have been paid.

     (p) Title Recording Letter. The Bank shall have received a letter from a title insurance company in form and substance and from an issuer reasonably satisfactory to it, to the effect that such title insurance company has received documents, in recordable form, to discharge of record each of the Original Indenture Security Documents and that such title insurance company undertakes to promptly and properly record all such documents of discharge.

     (q) Lien Searches. The Bank shall have received the results of (i) receipt searches of the Uniform Commercial Code filings which may have been filed with respect to personal property of the Borrower or the Company in the state filing offices and real estate records in each of the jurisdictions in which the Borrower or the Company owns or leases personal property, and (ii) such tax lien, judgment and other searches as the Bank may reasonably request; and such searches shall have been conducted by Persons satisfactory to the Bank and the results thereof shall be reasonably satisfactory to the Bank in confirming the first priority security interest and Liens (subject to Permitted Senior Encumbrances) granted to the Bank hereunder and under the Mortgage Documents.

                               (34)

     (r) Taxes. The Bank shall have received evidence, reasonably satisfactory to the Bank, that all past and current
(if due and payable) taxes and assessments applicable to the Premises and all buildings, structures and improvements thereon or payable by the Borrower have been paid in full.

     (s) Officers' Certificate. The Bank shall have received an Officers' Certificate, dated as of the date hereof, in the form of Exhibit H hereto, executed by the Managing Partner of the Borrower and a duly authorized officer of the Company, certifying that the conditions precedent set forth in this Section 3.01 have been satisfied.

     (t) Delivery of Partnership Agreement and Indenture Documents. The Bank shall have received complete and correct copies, authenticated by the Managing Partner of the Borrower and a duly authorized officer of the Company, of the Indentures and each of the other Indenture Documents (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any) and all amendments thereto, waivers relating thereto delivered on the date hereof and of the Partnership Agreement as in effect on the date hereof. Neither the Indenture Documents nor the Partnership Agreement, all as delivered on the date hereof, shall contain provisions which differ in any material respect from the forms of the Indenture Documents and of the Partnership Agreement included as Exhibits to the Registration Statement or from the description thereof contained in the Registration Statement.

     (u) No Legal Restraints. There shall be no (i) litigation, investigation or proceeding of or before any Governmental Authority pending or threatened which calls into question the legality, validity or enforceability of this Credit Agreement, the Note, the Mortgage or any of the other Lending Documents or any of the transactions contemplated hereby or thereby, or (ii) injunction, writ, preliminary restraining order or any order of any nature issued by any Governmental Authority directing that the transactions provided for in this Credit Agreement, the Note or any of the other Lending Documents not be consummated as herein or therein provided.

     (v) Issuance of the Indenture Notes. The transactions contemplated by the Indenture Documents shall have been consummated substantially on the terms provided in the Registration Statement, including, without limitation, the issuance of the Indenture Notes and the cancellation of the Existing Bonds on the terms provided in the Registration Statement, including, without limitation, that at least 90% of the Existing Bonds shall have been tendered for exchange pursuant to the Exchange Offer.

                               (35)

     (w) Representations and Warranties. The representations and warranties made by the Borrower and the Company set forth in Article Four hereof shall be true and correct in all material respects on and as of the Effective Date.

     (x) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on the Effective Date; and no default shall have occurred and be continuing on the date hereof in the payment, as and when due, of all amounts payable in respect of the Loan and all other Indebtedness of the Borrower and/or the Company to the Bank in accordance with the terms thereof.

     (y) Payment of Expenses. The Borrower and/or the Company shall have paid or reimbursed the Bank (including payment to the Bank's counsel) for all costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Credit Agreement and the other Lending Documents and the consummation of the transactions contemplated hereby and thereby (including, without limitation, attorneys' fees and expenses, closing costs and all other related costs and expenses).

     (z) Additional Matters. All partnership and corporate proceedings and other legal matters incident to the transactions contemplated by this Credit Agreement shall be reasonably satis-factory to the Bank and its counsel, and the Bank shall have received copies of all documents referred to herein which the Bank may have reasonably requested in connection therewith.

Section 3.02   Conditions to Extension of Loan.

     The obligation of the Bank to extend the term of the Loan pursuant to Section 2.03 hereof is subject to fulfillment on the Extension Date of the following conditions precedent, all to the reasonable satisfaction of the Bank and its counsel:

     (a) Note. The Bank shall have received a replacement note (or, if the Bank elects, an amendment to the Note) duly executed by the Borrower, evidencing the extension of the term of the Loan and not the payment or satisfaction of the Indebtedness evidenced by the Note. Such replacement note shall be substantially in the form of the Note, with changes to reflect the extension of the term, the adjustment of the interest rate and the amortization of principal, all as provided for in Section 2.03(b) hereof or, if the Bank elects to amend the Note, such amendment shall be in form and substance satisfactory to the Bank. If the Bank elects to amend the Note rather than require a replacement Note, the remaining provisions of this Section 3.02 shall apply in all respects to such amendment of the Note, or the Note, as so amended, as applicable, rather than the replacement Note.

                               (36)

     (b) Legal Opinions. The Bank shall have received the favorable opinions, dated as of the Extension Date, of the counsel referred to in Section 3.01(e) (or other Independent counsel reasonably satisfactory to the Bank) addressing the matters addressed in paragraphs 1, 2, 3, 4, 5, 6 and 7 of Exhibit J hereto and paragraph 1 of Exhibit K hereto (in each case, with appropriate changes to reflect changes not in contravention of this Credit Agreement or any of the other Lending Documents).

     (c)  Officers' Certificate.  The Bank shall have received an
Officers' Certificate, dated as of the Extension Date, certifying that the conditions precedent set forth in this Section 3.02 have been satisfied, executed by an Officer of the Borrower.

     (d) Consent and Agreement. The Bank shall have received the Consent and Agreement duly executed and delivered by the Borrower, the Company and the Trustees, substantially in the recordable form of Exhibit G hereto, under the terms of which the Borrower, the Company and the Trustees acknowledge and agree that the lien upon and security interest in the Trust Estate granted to the Bank pursuant to the Mortgage Documents continues to rank senior (and not pari passu or subordinate) to the lien upon and security interest in the Trust Estate granted to any of the Trustees pursuant to the Indenture Documents.

     (e) Title Insurance. The Bank shall have received an appropriate endorsement from the title insurance companies referred to in Section 3.01(o) hereof, providing that the Mortgage continues to constitute a valid first priority (except for all Permitted Senior Encumbrances) lien upon and security interest in the Trust Estate, senior (and not pari passu or subordinate) to the lien upon and security interest in the Trust Estate granted to any of the Trustees pursuant to the Indenture Documents, as security for the obligations of the Borrower under this Credit Agreement, the Note, the Mortgage and the other Lending Documents.

     (f) Representations and Warranties. The following representations and warranties shall be true and correct on and as of the Extension Date, after giving effect to the extension of the term of the Loan:

            (i) the Borrower is a validly existing corpora-tion or general or limited partnership under the laws of the jurisdiction of its organization;

           (ii) the Borrower has all requisite corporate or partnership power and authority to own, lease and operate the Casino Hotel;

                               (37)

          (iii) the Borrower has all requisite corporate or partnership power and authority to execute the replacement Note or, if the Bank so elects, the amendment of the Note and to perform its obligations under the Credit Agreement, the replacement Note or, if the Bank so elects, the Note, as amended as contemplated hereby, the Mortgage Documents and the other Lending Documents;

           (iv) the Borrower has taken all necessary corporate or partnership action to issue the replacement Note, and to perform its obligations under the Credit Agree-ment, the replacement Note or, if the Bank so elects, the amendment of the Note, the Mortgage and the other Lending Documents, each of which constitutes the valid and binding obligations of the Borrower, enforceable in accordance with the respective terms thereof; and

            (v) the execution and delivery of the replacement Note or, if the Bank so elects, the amendment of the Note and the performance thereof, the Mortgage and the other Lending Documents will not conflict with other documents or law or require the consent of Governmental Authorities, all substantially as stated in Section 4.03 hereof.

     (g) No Event of Default. No Event of Default shall have occurred and be continuing on the Extension Date.

     (h) Payment of Expenses. The Borrower and/or the Company shall have paid or reimbursed the Bank (including payment to the Bank's counsel) for any reasonable costs and expenses incurred in connection with the extension of the term of the Loan, including the preparation of the replacement Note or, if the Bank so elects, the amendment of the Note and any necessary amendments to any of the other Lending Documents (including, without limitation, reasonable attorneys' fees and expenses, closing costs (including payment of the premiums for the title insurance endorsements) and all other related costs and expenses).

                           ARTICLE IV.

                 REPRESENTATIONS AND WARRANTIES

     The following representations and warranties are true and correct on and as of the Effective Date:

Section 4.01   Organization, Standing, Qualification and Power.

     (a) The Borrower is duly organized and validly existing as a general partnership under the laws of the State of New Jersey. As of the date hereof, its general partners are Trump, Castle and TC/GP. Each of the Company and Castle has been duly organized

                               (38)
and is validly existing as a corporation in good standing under the laws of the State of New Jersey and TC/GP has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Trump is the Managing Partner of the Borrower under the Partnership Agreement.

     (b) The Borrower has all requisite partnership power and authority to own, lease and operate the Casino-Hotel.

     (c) As of the date hereof, the only shareholders of Castle are Trump and TC/GP (and after the Merger (as defined in the Registration Statement) the only shareholder of Castle will be Trump), subject, however to the exercise of the Litigation Warrants (as defined in the Mortgage Note Indenture), and the only shareholder of the Company is the Borrower.

     (d) Each of the Borrower and the Company has all requisite partnership and corporate power and authority to execute this Credit Agreement, the Note, the Mortgage and the other Lending Documents to which each of them is a party, and to carry out the transactions contemplated hereby and thereby.

Section 4.02   Authorization of Agreement and Other Lending
               Documents.

     Each of the Borrower and the Company has taken all actions necessary to authorize it to enter into and perform its obliga-tions under this Credit Agreement, the Note, the Mortgage Docu-ments and the other Lending Documents to which it is a party. This Credit Agreement, the Note, the Mortgage Documents and the other Lending Documents to which each of the Borrower or the Company is a party and all amendments thereto contemplated hereby have been duly and validly executed and delivered by the Borrower or the Company, as the case may be, and constitute valid and binding obligations of the Borrower and the Company, enforceable in accordance with their respective terms.

Section 4.03   No Conflict.

     The execution, delivery and performance of this Credit Agreement, the Note and the other Lending Documents and the consummation of the transactions contemplated hereby and thereby, including the changes to the Loan and the execution, issuance and delivery of all amendments to the Lending Documents contemplated hereby, do not and will not (a) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Borrower, the Company or Castle, except as permitted by the Lending Documents, the terms

                               (39)
of any agreement (including, without limitation, the Indentures, the Indenture Notes or any other Indenture Document), instrument, franchise, license or permit to which the Borrower, the Company or Castle is a party or by which any of such Persons or their respective property or assets may be bound, other than liens created by the Lending Documents and the Indenture Documents, or
(b) violate or conflict with any provision of the Partnership Agreement of the Borrower or the certificate of incorporation or by-laws of the Company or Castle or any statute, rule or regulation of any Governmental Authority having jurisdiction over the Borrower, the Company or Castle or any of their respective properties or assets, or any applicable judgment, decree or order known to any of them. No material consent, approval, authoriza-tion, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Borrower, the Company or Castle or any of their respective properties or assets is required for the execution, delivery and performance of this Credit Agreement, the Note, the Mortgage Documents or any of the other Lending Documents and the consummation of the transactions contemplated hereby and thereby, including the changed loan arrangements provided for herein and the execution, issuance and delivery of all amendments to the Lending Documents contemplated hereby, except any recording, registration or filing of the Mortgage Documents or any financing statements in respect thereof (which have been accomplished or provided for as contemplated by Section 6.02 hereof).

Section 4.04   Permits.

     Each of the Borrower, the Company and Castle (a) is in possession of, and the Borrower is operating the Casino-Hotel in compliance with all material provisions of all material Permits necessary for the operation of the Casino-Hotel in accordance with all Legal Requirements, all of which are, so far as is known to any of them, valid and in full force and effect, and (b) owns or otherwise holds all material rights necessary for the opera-tion of the Casino-Hotel in accordance with all Legal Require-ments. Neither the Borrower nor the Company has as of the Effective Date received written notice that any Gaming Authority has commenced proceedings to suspend, revoke or not renew any such Permits.

Section 4.05   Security Interest.

     The Mortgage and any financing statements or similar instru-ments required with respect thereto have created and constitute a valid, binding, enforceable and perfected first priority real property lien upon and security interest in the Trust Estate in favor of the Bank, senior (and not pari passu or subordinate) to the liens upon and security interests in the Trust Estate created by the Indenture Documents in favor of any of the Trustees, as

                               (40)
security for the obligations of the Borrower arising under this Credit Agreement, the Note and the other Lending Documents, subject only, as to first priority, to the Permitted Senior Encumbrances, it being understood that certain of the assets of the Borrower referred to in Schedules 2 and 3 of the Mortgage as in effect on May 29, 1992 may have been disposed of by the Borrower in accordance with any applicable terms of the Lending Documents.

Section 4.06   Disclosure.

     Neither this Credit Agreement nor any other of the Lending Documents contains any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Except as set forth in the Registration Statement, there is no fact known to the Borrower or the Company that materially and adversely affects, or insofar as the Borrower or the Company can reasonably foresee, could materially and adversely affect, either
(i) the ability of the Borrower or the Company to perform its respective obligations under this Credit Agreement, the Note or any of the other Lending Documents or the Indentures, the Indenture Notes or any of the other Indenture Documents to which any of them is a party or (ii) the business, operations, property or condition (financial or otherwise) of the Borrower or the Company.

Section 4.07   Financial Statements.

     The audited and the unaudited financial statements of the Borrower and the Company contained in the Registration Statement present fairly the financial condition of the Borrower and the Company as at the respective statement dates, and the results of their operations for the respective periods then ended. All such financial statements, including related schedules and notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistently maintained through the period involved, except that the unaudited financial statements have not been prepared in accordance with generally accepted accounting principles as to footnote disclosure and are subject to year-end adjustments.

Section 4.08   Litigation.

     Except as disclosed in the Registration Statement, there is no action, proceeding or investigation pending (other than normal overseeing reviews of the Gaming Authorities) or, to the best knowledge of the Borrower and the Company, threatened, against the Borrower, the Company or the Trust Estate which involves any material risk of any final order, judgment or liability which,

                               (41)
after giving effect to any applicable insurance, will result in any material adverse change in the business, properties, operations, condition (financial or other) or results of the Borrower or the Company or which seeks to enjoin the consummation of or questions the validity of any of the transactions contemplated by this Agreement. Neither the Borrower nor the Company has received any notices, suits, orders, decrees or judgments relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental or other violations of any Legal Requirements against or with respect to the Trust Estate, which violations remain outstanding and could materially adversely affect the value of the Trust Estate.

Section 4.09   Environmental Matters.

     To the best of the Borrower's and the Company's knowledge:

     (a) none of the real property owned and/or occupied by the Borrower and located in the State of New Jersey, including, but not limited to, the Owned Land, has ever been used by previous owners and/or operators to refine, produce, store, handle, transfer, process or transport hazardous Substances," as such term is defined in N.J.S.A. 58:10-23.11b(k), and the Borrower does not intend to use in the future, such real property, including, but not limited to, the Owned Land, for the principal or primary purposes of refining, producing, storing, handling, transferring, processing or transporting such "Hazardous Substances";

     (b) no lien has been attached to any revenues or any real or personal property owned by the Borrower and located in the State of New Jersey, including, but not limited to, the Owned Land, as a result of the expending of money by or from the New Jersey Spill Compensation Fund to pay for "Damages," as such term is defined in N.J.S.A. 58:10-23.11b(d), arising from the inten-tional or unintentional action or omission of the Borrower or any previous owner and/or operator of such real property; and

     (c) none of the real property owned and/or occupied by the Borrower and located in the State of New Jersey, including, but not limited to, the Owned Land, has ever been used by previous owners and/or operators to generate, manufacture, refine, transport, treat, store, handle or dispose of "Hazardous Substances" or "Hazardous Wastes," as such terms are defined in N.J.A.C. 7:1-3.3, and the Borrower does not intend to use any of its real property, including, but not limited to, the Owned Land, for such purposes.

                               (42)

Section 4.10   Personal Property.

     The Borrower owns good and marketable title to, or has valid and subsisting leasehold interests in the Tangible Personal Property, subject only to the Permitted Encumbrances; provided, however, that the foregoing is subject to the terms of Section
5.06 of the Mortgage.

Section 4.11   Insurance.

     The Borrower maintains all insurance policies required by the Lending Documents and the Indenture Documents, and such policies are in full force and effect.

Section 4.12   Regulation.

     Neither the Borrower nor the Company is engaged nor will either of them engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Loan has been used for (i) any purpose which violates, or which is inconsistent with, the provisions of Regulation U of such Board of Governors or (ii) "purchasing" or "carrying" "margin stock," as so defined.

Section 4.13   Investment Company Act.

     Neither the Borrower nor the Company is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is controlled by such a company.

Section 4.14   Indenture Documents.

     (a) With respect to the Indenture Documents, the Borrower represents and warrants to the Bank that the following constitutes a correct description of the terms and conditions of the Indenture Documents as to interest, principal amount, maturity date, required principal amortization, mandatory redemption, optional redemption and open market purchases (it being acknowledged that certain of these terms are subject to the provisions of Sections 2.06 and 11.03 hereof):

     (i) As to the Senior Notes:

                               (43)

          (A) Interest - The interest rate is 11-1/2%, subject to reduction to 11-1/4% per annum and an increase of 1/2 of 1% as provided in the Registration Rights Agreement.

          (B) Principal Amount - The principal amount of the
          Senior Notes shall not exceed $27,000,000.

          (C) Maturity Date - The maturity date of the Senior
          Notes is November 15, 2000.

          (D) Scheduled Principal Amortization - The scheduled principal amortization of the Senior Notes is 15% of the original principal amount on each of November 15, 1998 and November 15, 1999 ("Permitted Senior Note Principal Payment").

          (E) Mandatory Redemption Events - The only Mandatory
          Redemption Events are (i) a CCC Required Redemption
          Event, (ii) a Condemnation/Casualty Event and (iii) a
          Change of Control Event.

          (F) Optional Redemption - Redemptions are permitted at the option of the Company (it being acknowledged that the Company's right to exercise such option is subject to Section 11.03 hereof).

     (ii) As to the Mortgage Notes:

          (A) Interest - The interest rate is 11-3/4%, subject to reduction to 11-1/2% per annum.

          (B) Principal Amount - The principal amount of the
          Mortgage Notes shall not be more than $243,000,000.

          (C) Maturity Date - The maturity date of the Mortgage
          Notes is November 15, 2003.

          (D) Scheduled Principal Amortization - There is no scheduled principal amortization of the Mortgage Notes.

          (E) Mandatory Redemption Events - The only Mandatory
          Redemption Events are (i) a CCC Required Redemption
          Event, (ii) a Condemnation/Casualty Event and (iii) a
          Change of Control Event.

          (F) Optional Redemption - Redemptions are permitted at the option of the Company (it being acknowledged that the Company's right to exercise such option is subject to Section 11.03 hereof). Redemptions may not be effected at the option of the Company at any time prior to December 31, 1998.


                               (44)

     (iii) As to the PIK Notes:

          (A) Interest - The interest rate is 7% per annum through September 30, 1994, and thereafter 13-7/8% per annum.

          (B) Principal Amount - The maximum principal amount of the PIK Notes is $186,500,000, and as of the date of the Merger shall not exceed $52,066,127.

          (C) Maturity Date - The maturity date of the PIK Notes is November 15, 2005.

          (D) Scheduled Principal Amortization - There is no scheduled principal amortization of the PIK Notes.

          (E) Mandatory Redemption Events - The only Mandatory Redemption Events are (i) a CCC Required Redemption Event, (ii) a Condemnation/Casualty Event, (iii) a Change of Control Event and (iv) an Equity Offering Event (upon the occurrence of which not more than 35% of the proceeds thereof are required to be used to effect a Redemption of the PIK Notes, without premium, penalty or discount).

          (F) Optional Redemption - Redemptions are permitted at the option of the Company (it being acknowledged that the Company's right to exercise such option is subject to Section 11.03 hereof).

     (b) The Borrower represents and warrants that payments of any kind required or permitted to be made to TC/GP (or any other Affiliate of Trump) under the Services Agreement (expected to become effective on December 30) are substantially similar to and in an amount not greater than the payments required to be made under the Management Agreement dated May 29, 1992 between the Borrower and Trump's Castle Management Corp. ("TCM"). The Management Agreement between Borrower and TCM is expected to be terminated on December 30 (and will be terminated when the Services Agreement becomes effective), and the payments required thereunder do not duplicate in whole or in part any payments required or permitted under the Services Agreement. The provisions contained herein relating to the Services Agreement shall apply to the Management Agreement until the Services Agreement becomes effective.


                               (45)

                           ARTICLE V.

                   SATISFACTION AND DISCHARGE

Section 5.01   Payment of Indebtedness; Satisfaction and
               Discharge of Credit Agreement.

     Whenever the following conditions exist, namely:

     (a) the outstanding principal amount of the Note has been indefeasibly paid by the Borrower; and

     (b) the Borrower or the Company has indefeasibly paid or caused to be indefeasibly paid all other sums payable hereunder and under the Note by the Borrower and the Company, including the fees and expenses of the Bank and its counsel; then this Credit Agreement and the lien, rights and interests created hereby or pursuant hereto shall cease, determine and become null and void and the Bank shall, at the expense of the Borrower, execute and deliver a termination statement and such instruments of satisfaction and discharge as may be necessary and pay, assign, transfer and deliver to the Borrower or upon Borrower Order all cash, securities and other personal property then held by the Bank as collateral security hereunder.

                           ARTICLE VI.

                            SECURITY

Section 6.01   Mortgage Documents.

     In order to secure the due and punctual payment of the principal of and interest on the Note, when and as the same shall be due and payable, whether at Maturity or on any Interest Payment Date, by acceleration or otherwise, and performance of all other obligations of the Borrower and the Company to the Bank under this Credit Agreement (including the Guaranty) and the other Lending Documents to which the Borrower or the Company is a party, according to the terms hereunder, the Borrower has granted to the Bank a legal, valid and enforceable first priority (except, as to first priority, for Permitted Senior Encumbrances) lien upon and security interest in the Trust Estate pursuant to the Mortgage Documents, senior (and not pari passu or subordinate) to the liens upon and security interests in the Trust Estate granted to any of the Trustees pursuant to the Indenture Documents. The Borrower has the full right, power and authority to grant, bargain, sell, release, convey, hypothecate, assign, mortgage, pledge, transfer and confirm the property constituting the Trust Estate, in the manner and form done, or intended to be done, in the Mortgage and the other Mortgage Documents, free and clear of all liens, pledges, charges and

                               (46)
encumbrances which are senior to the Lien of the Mortgage except for the Permitted Senior Encumbrances, and (a) will forever warrant and defend the title to the same against the claims of all persons whatsoever in accordance with the terms of the Mortgage and the other Mortgage Documents, (b) will execute, acknowledge and deliver to the Bank such further assignments, transfers, assurances or other instruments as the Bank may reasonably require or request, and (c) will do or cause to be done all such acts and things as may be reasonably necessary or proper, to assure and confirm to the Bank its interest in the Trust Estate, so as to render the same available for the security and benefit of this Credit Agreement and of the Note secured hereby, according to the intent and purposes herein expressed. The Mortgage Documents create and vest in the Bank the direct and valid first lien, except (as to first priority) for the Permitted Senior Encumbrances, on the property constituting the Trust Estate which they purport to create. To the extent that any security interest in the Trust Estate is deemed to be granted and to be governed by the Uniform Commercial Code, the Mortgage and the other Mortgage Documents are deemed to be and are security agreements.

Section 6.02   Recording, etc.

     The Borrower has caused and will cause, at its own expense, the Mortgage Documents, this Credit Agreement and all amendments or supplements thereto, to be registered, recorded and filed and/or re-recorded, refiled and renewed in such manner and in such place or places, if any, as may be required by law in order fully to preserve and protect the lien of the Mortgage Documents on all parts of the Trust Estate and to effectuate and preserve the security and all rights of the Bank. The Borrower will provide to the Bank:

     (a) promptly after the execution and delivery of this Credit Agreement or any amendment or supplement hereto or any instrument of further assurance, an Opinion or Opinions of Independent Counsel in form and substance satisfactory to the Bank either (i) stating that, in the opinion of such counsel, this Credit Agreement, the Mortgage and the Mortgage Documents (including the Consent and Agreement) and all other instruments of further assurance or amendment have been properly recorded, registered, filed and indexed to the extent necessary to make effective the liens intended to be created by the Mortgage Documents (including stating that no other documents need to be so recorded, registered or filed to make effective such liens), and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that the Mortgage Documents identified in such opinion as being the subject of such recording, registering and filing are the only recordings, registering and filing necessary to give notice

                               (47)
thereof and that no rerecordings, re-registering or re-filings are necessary to maintain such notice, and further stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Bank hereunder and under the Mortgage Documents, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such liens effective; and

     (b) By January 30, 1994 and within 60 days after November 30 in each year beginning with the year 1994, an Opinion or Opinions of Counsel, dated as of such date, either (i) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of all supplemental agreements, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the liens of the Mortgage Documents and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the rights of the Bank hereunder and under the Mortgage Documents, or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such liens.

Section 6.03   Custody of the Mortgage Documents.

     The Bank shall hold in its possession the Mortgage Documents, except as they from time to time may be required for actions, suits or proceedings relating to the Mortgage Documents or for the purpose of enforcing or realizing upon any right or value thereby represented. The Bank may, from time to time, in its sole discretion, for the purpose of convenient location of the Mortgage Documents, appoint one or more agents to hold physical custody, for the account of the Bank, of the Mortgage Documents.

                          ARTICLE VII.

                            REMEDIES

Section 7.01   Events of Default.

     "Event of Default," whenever used herein, means only one or more of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any other Governmental Authority):

                               (48)

     (a) default in the payment of any interest upon the Note when such interest becomes due and payable and continuance of such default for a period of five days, subject to such notice requirements as are set forth in Section 3.01 of the Intercreditor Agreement; or

     (b) default in the payment of the principal of the Note at its Stated Maturity; or

     (c) default in the payment of the principal of the Note when due other than at its Stated Maturity (whether on any Principal Payment Date, by acceleration or otherwise) and continuance of such default for a period of 10 days after such due date, subject to such notice requirements as are set forth in
Section 3.1 of the Intercreditor Agreement; or

     (d) default in the performance, or breach of any covenant of the Borrower or the Company set forth in Section 7.03, Section 8.01, Section 10.05, Section 11.03(b), Section 11.03(c), Section 11.03(d), Section 11.03(e) or Section 11.04 of the Credit Agreement as in effect on the date hereof, or Section 3.07,
Section 5.08(a), Section 5.11 or the payment of proceeds provisions of Section 5.20 of the Mortgage as in effect on the date hereof, and the continuance of such default or breach for a period of 60 days after there has been given to the Borrower and to the Trustees and Trump a written notice from the Bank specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default hereunder"; or

     (e) an admission in writing by the Borrower or the Company of its inability to pay its debts generally as they become due or the entry of a decree or order by a court having jurisdiction in the premises for relief in respect of the Borrower or the Company under the federal bankruptcy laws or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of or for the Borrower or the Company or any substantial part of any of their property, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (f) the commencement by the Borrower or the Company of a voluntary case under the federal bankruptcy laws or any other applicable federal or state law, or the consent or acquiescence by any of them to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Borrower or the Company or any substantial part of any of their property, or the making by any of them of an assignment for the benefit of creditors; or

                               (49)

     (g) the revocation, suspension or loss of any Permit which results in the cessation of the food and beverage service, lodging or wagering operations of the Casino-Hotel for a period of more than 90 consecutive days; or

     (h) either (a) the Indebtedness evidenced by any of the Indenture Documents (including, without limitation, any Indenture Notes or any Indenture Guaranty) or any Refinancing Debt has been accelerated, or (b) any Trustee or the holder of any Refinancing Debt shall have commenced an action to foreclose any Lien of any mortgage, assignment of leases and rents, assignment of operating assets or other security documents granted by the Borrower to secure any one or more of the obligations of the Borrower or the Company under any of the Indenture Documents or any of the Refinancing Debt Documents; or

     (i) default in the performance, or breach, of any covenant of the Borrower or the Company set forth in Section 10.01 or
10.04 of the Credit Agreement as in effect on the date hereof; or

     (j)  either

          (i) the existence of any Lien which constitutes a Lien against the Trust Estate that has priority at law over the Lien of the Mortgage and which is not a Permitted Senior
     Encumbrance, or

          (ii) the commencement of an action or proceeding to foreclose or enforce any Liens against property included in the Trust Estate by any holder or holders thereof unless and so long as (x) such action is being contested by the Borrower, (y) the fair market value of the property subject to such Liens is less than $7,500,000 and (z) the claims of such holders do not in the aggregate exceed the sum of $7,500,000, and the continued existence of such Liens, or the continuance of such action or proceeding, for a period of 60 days after there shall have been given to the Borrower and to the Trustees and Trump a written notice from the Bank specifying such Liens, action or proceeding and requiring it to be eliminated and stating that such notice is a "Notice of Default" hereunder; or

     (k) in any action in which the Bank is a party, the entry of a final judgment, decree or order by a court of competent jurisdiction holding this Credit Agreement, the Note, the Mortgage or any other Lending Document to be invalid or unenforceable in any material respect, or the Borrower, the Company, TC/GP or any Trustee, or any other Person acting on behalf of any of the foregoing, shall assert, in any pleading filed in such a court, that this Credit Agreement, the Note, the

                               (50)

Mortgage or any other Lending Document is invalid or unenforce-able in any material respect, provided that any such claim by the Borrower or the Company, or any other Person acting on its behalf, of the invalidity or unenforceability of any of the Lending Documents shall be an Event of Default hereunder only in the case that the Bank provides notice of same to the Trustees and such claim is not completely withdrawn in writing within 10 Business Days of delivery of such notice to the Trustees; or

     (l) any Mortgage Document shall never have been effective, or shall cease to be effective, to grant to the Bank (or the Bank shall otherwise not have obtained or ceased to have) a first priority lien (subject, as to first priority, to Permitted Senior Encumbrances), upon and security interest in the Trust Estate, including that such Lien shall be senior (and not pari passu or subordinate) to the Liens upon and security interests in the Trust Estate granted to any of the Trustees pursuant to the Indenture Documents, as collateral security for the Indebtedness under this Credit Agreement, the Note and the other Lending Documents, and the continuance of such circumstance for a period of 30 days after there shall have been given to the Borrower a written notice specifying such defect and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or the Borrower, the Company, TC/GP or any Trustee, or any other Person acting on behalf of any of the foregoing, shall so assert in writing or make any such claim in any litigation, investigation or proceeding, provided that any such claim by the Borrower or the Company, or any other Person acting on its behalf, shall be an Event of Default hereunder only in the case that the Bank provides notice of same to the Trustees and such claim is not completely withdrawn in writing within 10 Business Days of delivery of such notice to the Trustees; or

     (m) default in the performance, or breach, of the covenants of the Borrower or the Company set forth in Section 11.05 or
11.07 of this Credit Agreement as in effect on the date hereof or in Section 5.06 (but only the last sentence thereof), Section 5.08(c) or 5.08(d) of the Mortgage as in effect on the date hereof, if such default or breach constitutes an impairment of security (as defined in Section 1.12(c) hereof) (it being acknowledged by the Borrower and the Company that the failure of the Borrower to pay ad valorem real estate taxes with respect to all or any part of the Trust Estate (or to provide collateral security to the Bank for the payment thereof) as required by
Section 11.05 hereof shall be deemed to constitute an "impairment of security"), and the continuance of such circumstance for a period of 60 days after there shall have been given to the Borrower a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                               (51)

     (n) the Borrower shall cease to own all of the issued and outstanding capital stock of the Company; or

     (o)  any of the representations and warranties contained in
Section 4.14 hereof shall be incorrect in any respect.

Section 7.02   Acceleration of Maturity; Enforcement of Mortgage
               Documents.

     If an Event of Default (other than an Event of Default specified in Section 7.01(e) or (f)) occurs and is continuing, then and in every such case, subject to the forbearance provisions of Section 3.1 of the Intercreditor Agreement (which are acknowledged not to be applicable to certain Events of Default), the Bank may declare the outstanding principal amount of the Note to be due and payable immediately, by a notice in writing to the Borrower, and upon any such declaration such outstanding principal amount shall become immediately due and payable. If an Event of Default specified in Section 7.01(e) or
(f) occurs, the principal amount of the Note shall ipso facto become and be due and payable immediately, without any declaration or other act on the part of the Bank.

     If the principal amount of the Note shall have been so accelerated, the Bank in its discretion may proceed to enforce its rights under the Mortgage Documents.

Section 7.03 Covenant to Pay the Bank Amounts Due on the Note and Right of Bank to Judgment.

     The Borrower covenants that, if:

     (a) default is made in the payment of any interest on the Note when such interest becomes due and payable, and such default continues for a period of five days; or

     (b) default is made in the payment of the principal of the Note at its Stated Maturity, or

     (c) default is made in the payment of the principal of the Note when due other than at its Stated Maturity (whether on any Principal Payment Date, by acceleration or otherwise) and if such default continues for a period of 10 days after such due date;

then, upon demand of the Bank, the Borrower will pay to the Bank the whole amount then due and payable on the Note for principal and interest, with interest at the respective rate or rates prescribed therefor in the Note on overdue principal and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of

                               (52)
the Bank, its agents and counsel. If the Borrower fails to pay such amounts forthwith upon such demand, the Bank shall be entitled to sue for and recover judgment against the Borrower (subject to the limitations on liability set forth in Section 2.07) and any other obligor on the Note (subject to an equivalent limitation on liability with respect to such obligor) for the whole amount so due and unpaid. Subject to the provisions of
Section 7.05 hereof, the Bank shall be entitled to institute such suit either before, after or during the pendency of any proceedings for the enforcement of this Credit Agreement or of any of the other Lending Documents.

     In the case of a foreclosure of the Mortgage and a sale of the Trust Estate and application of the proceeds as provided in
Section 7.04, the Bank shall be entitled to enforce payment of, and to receive, all amounts then remaining due and unpaid upon the Note, and shall be entitled to recover judgment for any portion of the same remaining unpaid, with interest as aforesaid, subject to the provisions of Section 2.07. No recovery of any such judgment upon any property of the Borrower shall affect or impair the security provided by this Credit Agreement, the lien of the Mortgage upon the Trust Estate or any rights, powers or remedies of the Bank, except that upon recovery by, and indefeasible payment in full to, the Bank of all amounts payable by the Borrower hereunder, under the Note and the other Lending Documents, the lien, rights and interests of the Bank created hereby or pursuant thereto shall cease and be discharged as provided in Section 5.01 hereof.

Section 7.04   Application of Money Collected.

     Any money collected by the Bank pursuant to this Article Seven or pursuant to Section 5.11 or 5.20 of the Mortgage which is not required to be paid to the Mortgagor thereunder shall be applied in the following order, at the date or dates fixed by the Bank and, in case of the distribution of such money on account of principal, upon presentation of the Note and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     (a) First: To the payment of all amounts due the Bank under Sections 7.03 and 8.01;

     (b) Second: To the payment of the whole amount then due upon the Note, for principal and interest, in respect of which or for the benefit of which such money has been collected, with interest (to the extent that such interest has been collected by the Bank or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Note) on overdue principal;

                               (53)

     (c) Third: To the payment of the remainder, if any, to the Trustees in accordance with Section 2.2 of the Intercreditor
Agreement; and

     (d) Fourth: to the payment of the remainder, if any, to the Borrower or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 7.05   Suits to Protect Trust Estate and Enforce
               Covenants.

     The Bank covenants and agrees, for the benefit of the Borrower, each Trustee, TC/GP and the Indenture Noteholders that the Bank may accelerate the principal amount of the Note only upon the occurrence and continuance of an Event of Default which is not then subject to the forbearance provisions of Section 3.1 of the Intercreditor Agreement. Without limiting the generality of the foregoing, the Bank so covenants and agrees that only upon the occurrence of an Event of Default specifically set forth in
Section 7.01 hereof shall the Bank be entitled to accelerate and enforce its rights under any of the Lending Documents pursuant to the provisions of Section 7.02. However, whether or not a default or breach constitutes an Event of Default under Section 7.01, the Bank shall have the power to protect and enforce the Bank's rights against the Borrower or the Company by suit in equity, action at law or other appropriate proceeding, either for actual damages or specific performance of any covenant in this Credit Agreement or in the Note or the other Lending Documents or in aid of the exercise of any power granted herein or therein.

Section 7.06   Restoration of Rights and Remedies.

     If the Bank has instituted any proceeding to enforce any right or remedy under this Credit Agreement or any of the other Lending Documents and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Bank, then and in every such case the Borrower and the Bank shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Bank shall continue as though no such proceeding had been instituted.

Section 7.07   Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Bank is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy

                               (54)
hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 7.08   Delay or Omission Not Waiver.

     No delay or omission of the Bank to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Seven or by law to the Bank may be exercised from time to time, and as often as may be deemed expedient, by the Bank.

Section 7.09   Undertaking for Costs.

     All parties to this Credit Agreement agree that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Credit Agreement or any of the other Lending Documents, or in any suit against the Bank for any action taken or omitted by it as lender, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 7.09 shall not apply to any suit instituted by the Bank for the enforcement of the payment of the principal of or interest on the Note when due (whether at its Stated Maturity, on any Principal Payment Date, by acceleration or otherwise) or the relevant Interest Payment Date.

                          ARTICLE VIII.

          REIMBURSEMENT AND INDEMNIFICATION OF THE BANK

Section 8.01   Reimbursement and Indemnity.

     The Borrower agrees (and to the extent the Borrower does not do so, the Company agrees):

     (a) to pay or reimburse the Bank upon its request for all reasonable costs, expenses, disbursements and advances incurred or made by the Bank in connection with the development, preparation and execution of, and any amendment, supplement or modification of or waiver of any of the provisions of, this Credit Agreement, the Mortgage Documents and any of the other Lending Documents, and the consummation of the transactions contemplated hereby and thereby, including without limitation the reasonable fees, expenses and disbursements of its agents (including without limitation any Appraiser engaged by the Bank) and counsel, except any such expense, disbursement or advance as

                               (55)
may be attributable to the Bank's gross negligence or bad faith as finally determined by a court of competent jurisdiction; and

     (b) to pay or reimburse the Bank upon its request for all reasonable costs, expenses, disbursements and advances incurred or made by the Bank in connection with, and to pay, indemnify and hold the Bank harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever arising out of or in connection with, the restructuring of the Loan as provided in the 1992 Credit Agreement and the changes provided herein, the taking of the lien upon and security interest in the Trust Estate pursuant to the Mortgage Documents, or the exercise, enforcement or preservation of any rights or remedies under this Credit Agreement, the Mortgage Documents and any of the other Lending Documents (including, without limitation, the reasonable fees, expenses and disbursements of its agents and counsel).

     As security for the performance of the obligations of the Borrower and the Company under this Section 8.01, the Bank shall be secured under this Credit Agreement, the Mortgage Documents and the other Lending Documents by the Lien upon the Trust Estate granted under the Lending Documents, and for the payment of such expenses, reimbursements and indemnity the Bank shall have the right to use and apply any moneys held by it pursuant hereto.

     The agreements and obligations of the Borrower and the Company contained in this Section 8.01 shall survive the repayment of the Note and all other amounts payable hereunder.

                           ARTICLE IX.

              REPORTING OBLIGATIONS OF THE BORROWER

Section 9.01   Financial Statements.

     The Borrower will furnish to the Bank:

     (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower and the Company, respectively, a copy of the audited balance sheets of the Borrower and the Company, as the case may be, as at the end of such fiscal year and the related statements of income and retained earnings and changes in financial position of the Borrower and the Company, as the case may be, for such fiscal year, setting forth in each case in comparative form the corresponding figures for the previous year, all in reasonable detail, and, so long as the Borrower or the Company has issued any securities then subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended,

                               (56)
or is required by Gaming Authorities to have audited financial statements, certified by Arthur Andersen & Co. or another firm of Independent Accountants of nationally recognized standing; and

     (b) as soon as available, but in any event not later than 30 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and the Company, respective-ly, a copy of the unaudited consolidated balance sheet of the Borrower and the Company, as the case may be, as at the end of each such quarter and the related unaudited statements of income and retained earnings and changes in financial position of the Borrower and the Company, as the case may be, for such quarter and the portion of the fiscal year of the Borrower and the Company, as the case may be, through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, such financial statements to be certified by the chief financial officer of the Borrower (or of any General Partner of the Borrower) and the Company, as the case may be.

     All such financial statements shall be prepared in reasonable detail and in accordance with generally accepted accounting principles except, in the case of interim financial statements, for the absence of footnotes and for year-end adjustments) applied consistently throughout the periods reflected therein (except as concurred in by the firm of Independent Accountants reporting on such financial statements or chief financial officer of the Borrower and the Company, as the case may be, and disclosed therein).

Section 9.02   Certificates, Other Information.

     The Borrower will furnish to the Bank:

     (a) concurrently with the delivery of the financial statements referred to in Section 9.01(a) hereof, a letter from the firm of Independent Accountants reporting on such financial statements stating that, in seeking the examination necessary to express their opinion on such financial statements, except as disclosed in such letter, nothing has come to their attention to lead them to believe that an Event of Default hereunder existed at the close of the fiscal year, it being understood that the review of such accountants cannot be relied upon to give them knowledge of an Event of Default except as it relates to accounting and auditing matters;

     (b) concurrently with the delivery of the financial statements referred to in Sections 9.01(a) and (b) hereof, a certificate of the chief financial officer of the Borrower (or of a General Partner of the Borrower) and the Company (i) stating that, to the best of such officer's knowledge, except as disclosed in such certificate, (i) each of the Borrower and the

                               (57)

Company during such period has observed and performed in all material respects all its covenants and other agreements contained in this Credit Agreement and the other Lending Documents to be observed or performed by the Borrower and the Company, (ii) that such officer has obtained no knowledge of any Default or Event of Default, and (iii) stating that all such financial statements have been prepared in accordance with generally accepted accounting principles (except, in the case of interim financial statements, for footnotes and year-end adjustments, as aforesaid) applied consistently throughout the period reflected therein (except as disclosed therein);

     (c) promptly upon receipt thereof, copies of all final reports submitted to the Borrower or the Company by a firm of Independent Accountants in connection with each annual, interim or special audit of the books of the Borrower or the Company made by such firm of Independent Accountants, including, without limitation, any final comment letter submitted by such firm of Independent Accountants to management in connection with its annual audit;

     (d) promptly upon their becoming available, copies of all financial statements, reports and notices sent or made available generally by the Borrower or the Company to any Gaming Authority, its security holders or the holders of beneficial interests, of all regular and periodic reports and all final registration statements and final prospectuses, if any, filed by the Borrower or the Company with any securities exchange or with the Commission, the Gaming Authorities or any other Governmental Authority;

     (e) concurrently with the delivery to any of the Trustees by the Borrower or the Company, or promptly after receipt thereof from any of the Trustees by the Borrower or the Company, copies of any and all notices, requests, demands or other written communications given or received by the Borrower or the Company under or in connection with the Indenture or any of the other Indenture Documents; and

     (f) promptly such additional financial and other information as the Bank may from time to time reasonably request.

Section 9.03   Notices.

     The Borrower will promptly give notice to the Bank:

     (a) of the occurrence of any Default or Event of Default;

     (b) of any (i) event of default under the Indenture or any other Indenture Document, or (ii) litigation, investigation or

                               (58)
proceeding which may exist at any time between the Borrower or the Company and any Governmental Authority, which in any such case would, after giving effect to any applicable insurance, if adversely determined, have a material adverse effect on the business, operations, property or condition (financial or otherwise) or results of operations of the Borrower, the Company or Trump; and

     (c) of any litigation or proceeding affecting the Borrower or the Company (i) in which the amount claimed is $5,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought which, if obtained, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) or results of operations of the Borrower or the Company, or (iii) which questions the validity or enforceability of this Credit Agreement or any of the other Lending Documents or the Indenture or any of the other Indenture Documents.

     Each notice pursuant to this Section 9.03 shall be accompanied by a statement of the chief executive officer or the chief financial officer of the Borrower (or a General Partner thereof) or the Company, as the case may be, setting forth details of the occurrence referred to therein and stating what action the Borrower or the Company as the case may be, proposes to take with respect thereto.

                           ARTICLE X.

      CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 10.01  Consolidation, Merger, Conveyance or Transfer.

     Neither the Borrower nor the Company shall consolidate, combine or merge with or into any other Person or permit any other Person to consolidate, combine or merge with or into the Borrower or the Company, as the case may be; neither the Borrower with respect to the Trust Estate nor the Company with respect to all or substantially all of its assets shall convey or transfer its interest in the Trust Estate or such assets, as the case may be, substantially as an entirety to any other Person or permit any other Person to convey or transfer all or substantially all of its assets, subject to liabilities other than de minimis liabilities, to the Borrower or the Company, as the case may be (each such transaction is referred to herein as a "Combination Transaction"); provided, however, that the Borrower and/or the Company may engage in a Combination Transaction with the prior written consent of the Bank, which consent may be given or withheld by the Bank in its sole discretion.

                               (59)

Section 10.02  Successor Entity Substituted.

     Upon the consummation of any Combination Transaction effected in compliance with Section 10.01, the successor entity formed by such consolidation or into which the Borrower or the Company is combined or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Borrower or the Company, whichever the case may be, under this Credit Agreement with the same effect as if such successor entity had been named as the Borrower or the Company herein. Any such successor entity which shall so assume all of the obligations of the Borrower and the Company under this Credit Agreement, the Note, the Mortgage and the other Lending Documents shall be entitled to the limitation of liability set forth in Section 2.07 hereof. Nothing herein or in the Mortgage (including Section 4.02 thereof) shall be construed as releasing the Person named as the "Borrower" or the "Company", as the case may be, in the first paragraph of this Credit Agreement.

Section 10.03  Successor Management of Casino-Hotel.

     Neither the Borrower nor the Company shall request the consent of the Bank to engage in any Combination Transaction unless, immediately following such Combination Transaction, (a) the Borrower (or any successor entity) shall be eligible for and shall meet all relevant Legal Requirements, including holding all material Permits, required for the normal operation of the business of owning and operating the Casino-Hotel, and (b) the Borrower (or any successor entity) shall be controlled by a Person that is, or shall retain to manage the Casino-Hotel one or more Persons that are, experienced in the operation and management of casino-hotels.

Section 10.04  Limitation on Lease of Trust Estate as Entirety.

     The Borrower shall not lease the Trust Estate substantially as an entirety to any Person, nor shall the Borrower lease either the Casino-Hotel or the Casino or the Hotel substantially as an entirety to any Person; provided that the Borrower may lease the Trust Estate substantially as an entirety to an Affiliate of the Borrower, so long as (a) the Borrower confirms in writing that such lease is covered by the Assignment of Leases and Rents attached hereto as Exhibit C; (b) such lease provides for net rent to the Borrower after payment of all expenses in connection with the Casino-Hotel, including capital expenditures at least equal to the debt service on the Indebtedness under the Indentures and any Refinancing Debt; (c) such lease is not assignable by the lessee except to an Affiliate of the Borrower;
(d) such lease is expressly subject and subordinate to the Mortgage and may be terminated by the Bank upon foreclosure of the Mortgage; (e) the Gaming Authorities have given or waived all

                               (60)
necessary consents and approvals to such lease; (f) the Bank is provided a copy of such lease and any amendments thereto; (g) such lease complies with the provisions of Section 5.13(d)(4) of the Mortgage; and (h) the Bank is provided with an Opinion of Counsel and an Officers' Certificate to the effect that the Borrower has complied with the provisions of this Credit Agreement regarding such lease and that all Permits required in connection with such lease have been obtained.

Section 10.05  Limitation on Sales of Trust Estate.

     Except as permitted by this Credit Agreement and the Mortgage, neither the Borrower nor the Company shall sell, assign, lease, hypothecate, pledge, mortgage or otherwise transfer, whether singly or in a series of transactions all or any material part of the Trust Estate or the assets of the Company, or any interest therein.

                           ARTICLE XI.

                            COVENANTS

Section 11.01  Payment of Principal and Interest.

     The Borrower will duly and punctually pay the principal of and interest on the Note in accordance with the terms of this Credit Agreement and the Note.

Section 11.02  Limitations on Liens.

     Neither the Borrower nor the Company will create, incur, suffer or permit to be created or incurred or to exist any Lien on the Trust Estate senior to the Liens on the Trust Estate created pursuant to the Mortgage Documents, except the following senior Liens which are permitted by this Section 11.02 and are herein referred to as "Permitted Senior Encumbrances":

     (a) Existing Encumbrances consisting of all encumbrances which were senior to the Lien of the Mortgage when such mortgage was executed and delivered on February 16, 1988 (the "1988 Mortgage"), and Liens subsequently created which were permitted under the Lending Documents to be senior to the Lien of the 1988 Mortgage;

     (b) Liens to secure taxes, assessments and other governmental charges, which continue only as long as payment thereof shall not be required by Section 11.05;

     (c) deposits or pledges (other than Liens on real property or improvements) made (i) in connection with, or to secure payment of, workers' compensation, unemployment insurance, old

                               (61)
age pensions or other social security, (ii) in connection with casualty insurance maintained in accordance with Section 5.11 of the Mortgage, (iii) to secure the performance of bids, tenders, contracts (other than contracts relating to borrowed money) or leases, (iv) to secure statutory obligations or surety or appeal bonds, (v) to secure indemnity, performance or other similar bonds in the ordinary course of business or (vi) in connection with contests to the extent that payment thereof shall not at that time be required by Section 11.05;

     (d) Liens of carriers and warehousemen, and similar Liens, in each case which, either individually or collectively, do not constitute an impairment of security under Section 1.11(c);

     (e)  encumbrances in the nature of (i) zoning restrictions,
(ii) easements and rights of way which do not, in the reasonable judgment of the Borrower, materially interfere with the operation of the Casino-Hotel, (iii) restrictions of record on the use of the real property on the Original Amendment Date which do not materially impair the use of the Casino-Hotel and (iv) landlords' and lessors' Liens which, either individually or collectively, do not constitute an impairment of security under Section 1.11(c);

     (f) Liens on rented premises, which in each case do not materially diminish the value of the leasehold interest of the Borrower in the encumbered property or impair the use thereof in the business of the Borrower or the Company;

     (g) notices of intention filed by mechanics, materialmen or laborers under the mechanics' lien statute which, either individually or collectively, do not constitute an impairment of security;

     (h) setoff rights of any depository institution with which the Borrower or the Company maintains deposit accounts;

     (i) Liens in respect of F,F&E Financing Agreements and the renewal or extension of any such Liens; provided, however, that each such Lien shall attach solely to the particular item of property acquired pursuant to the applicable F,F&E Financing Agreement; and

     (j) purchase money security interests (including mortgages, conditional sales, capitalized leases and any other title retention or deferred purchase devices) not arising under F,F&E Financing Agreements, and the renewal or extension of any such Liens; provided, however, that each such Lien shall attach solely to the particular item of property so acquired, and the principal amount of Indebtedness secured thereby shall not exceed the cost of such item of property.


                               (62)

Section 11.03  Restriction of Activities.

     (a) The Company shall not conduct any business whatsoever, other than to collect principal and interest (and any interest on overdue principal and interest) under the Indenture Notes or any Refinancing Debt, to preserve and enforce its rights under any documents in which the Borrower is a mortgagor or other obligor, to do or cause to be done all things necessary or appropriate to protect the Trust Estate and to preserve its rights therein, and otherwise to comply with its obligations under this Credit Agreement and the other Lending Documents and the Indentures and the other Indenture Documents to which it is a party.

     (b) Neither the Borrower nor the Company shall (i) enter into any management or services agreement relating to the Casino-Hotel with Trump or any of his Affiliates other than the Services Agreement or (ii) amend the Services Agreement in any manner which increases the amount of fees payable thereunder or materially reduces the obligations of Trump or TC/GP (or their respective designees) thereunder.

     (c) Without the prior written consent of the Bank, neither the Borrower nor the Company will enter into any amendment, supplement or other modification of any of the Indenture Notes or of any of the other Indenture Documents, as the same are in effect on the date hereof, which directly or indirectly (i) changes the scheduled maturity date of such Indebtedness to a date earlier than as set forth in Section 4.14 hereof, (ii) increases the stated rate of interest on the Indenture Notes to a rate of interest which is at any time greater than as set forth in Section 4.14 hereof, (iii) amends the provisions of any Indenture as in effect on the date hereof, so as to require or permit the Borrower or the Company to effect a Redemption of all of the Notes at any time or under any circumstances other than as set forth in the Indentures on the date hereof, (iv) amends the provisions of any Indenture as in effect on the date hereof, so as to provide for the open market purchases by the Borrower or the Company of any of the Indenture Notes in any amounts greater or at times earlier than that provided in the Indentures as of the date hereof or (v) adds to any Indenture any provision for a sinking fund, mandatory prepayment or other amortization of the principal amount of any of the Indenture Notes.

     (d) Without the prior written consent of the Bank, neither the Borrower nor the Company will directly or indirectly incur any Indebtedness to fund the Redemption of all or any part of any of the Indenture Notes ("Refinancing Debt", which term shall be construed to mean any Indebtedness which refinances or otherwise replaces any other Refinancing Debt), including, without limitation, by reason of a complete Redemption of any kind, unless (i) the principal amount of such Indebtedness shall not at

                               (63)
any time directly or indirectly exceed the aggregate principal amount of the Senior Notes, the Mortgage Notes and the PIK Notes;
(ii) the aggregate of the payments of interest and principal required to be paid by the Borrower and/or the Company in respect of such Refinancing Debt shall not directly or indirectly in any year exceed the aggregate amount of the interest (and, in each of 1998 and 1999, the Permitted Senior Note Principal Payments) which the Company is obligated under the terms of the Indentures as in effect on the date hereof to pay in respect of the Senior Notes, the Mortgage Notes and the PIK Notes in such year, (A) without giving effect to the required payment of principal on the maturity date of the Senior Notes in the year 2000, (B) without giving effect to any provision of any of the Indentures which may require a prepayment or acceleration of principal (including, without limitation, a Condemnation/Casualty Event, a Change in Control Event or an Equity Offering Event), (C) excluding all the interest on the PIK Notes (except Permitted PIK Note Cash Interest Payments), and (D) excluding, in the case of any such refinancing transaction in 1998 or thereafter, the principal payable under the Senior Notes in 1998 and 1999 except to the extent that principal is actually paid in such years; (iii) the maturity date of the Refinancing Debt shall not be earlier than 2003, provided that up to $40,000,000 of such Refinancing Debt may mature at any time after November 15, 2000 and a principal payment of an amount equal to each Permitted Senior Note Principal Payment may be made in each of 1998 and 1999; and (iv) such Refinancing Debt does not directly or indirectly permit Redemptions and/or open market purchase of any Refinancing Debt, in whole or in part, in amounts greater than or at times earlier than as permitted in this Credit Agreement or as set forth in each of the Indentures, as the same is in effect on the date hereof. Upon the consummation of any such refinancing transaction, and as a condition to the effectiveness thereof, (A) the holder of any Refinancing Debt (or the trustee(s), agent(s) or other similar representative(s) of the holder or holders of Refinancing Debt) and the Bank shall enter into an intercreditor agreement under the terms of which each of the Bank and such holder(s) (or representative(s)) shall have rights and obligations with respect to the Note and the Refinancing Debt similar in all material respects to the rights and obligations of the Bank and the Senior Note Trustee, the Mortgage Note Trustee and/or the PIK Note Trustee (as applicable) under the Intercreditor Agreement as then in effect, and thereafter all references in the Lending Documents to such "Trustee" shall be construed as references to such holder(s) (or representative(s)),
(B) the Borrower, the Company and such holder(s) (or representatives(s)) shall have executed and delivered to the Bank a consent and agreement substantially in the form of the Consent and Agreement, which thereafter shall be recorded in office of the Clerk of Atlantic County, and (C) the Borrower, the Company and the Bank shall have entered into amendments to this Credit

                               (64)

Agreement and the other Lending Documents reasonably satisfactory to the Bank with respect to or relating to the Refinancing Debt.

     (e) Neither the Company nor the Borrower shall directly or indirectly (i) effect any Redemption of the Notes or make any payments of principal of any of the Indenture Notes, other than
(A) a Redemption in whole of all of the Indenture Notes (i.e., all of the Senior Notes, the Mortgage Notes and the PIK Notes taken as a whole), subject to compliance with the provisions of
Section 11.03(d) hereof, (B) a Redemption which constitutes a Required Redemption Event, provided that the provisions of
Section 2.06 hereof are complied with, (C) a Permitted Senior Note Principal Payment or (D) a Redemption of the PIK Notes upon the occurrence of an Equity Offering Event, pursuant to which 35% (and no more) of the proceeds thereof are used to redeem the PIK Notes (provided that the proceeds thereof used to redeem the PIK Notes arises solely from a sale of equity, and not, by way of example only, from the incurrence by either the Borrower or the Company of additional Indebtedness or contingent obligations (including guaranties) or from internally generated funds); (ii) make any payments to a sinking fund or take any similar action;
(iii) make any interest payment on the PIK Notes in cash until the Loan is indefeasibly paid in full, except for Permitted PIK Note Cash Interest Payments; or (iv) make open market purchases of any of the Indenture Notes (including, without limitation, open market purchase made pursuant to a tender offer), except for Open Market Borrower Note Purchases.

Section 11.04 Certain Restricted Payments.

     Neither the Borrower nor the Company shall make any Restricted Payment; provided, however, that, so long as no Event of Default has occurred and is continuing hereunder (whether or not such Event of Default is an Event of Default with respect to which the forbearance provisions of Section of 3.1 of the Intercreditor Agreement apply), the Borrower and the Company may at any time make any of the following Restricted Payments:

               (i)  Permitted Borrower Distributions;

              (ii)  payments made to Trump, TC/GP or any other
     Affiliate of Trump under the Services Agreement and in accordance with Section 11.03(b) hereof;

              (iii) distributions in respect of General Partners' taxes made in all substantive respects in a manner substantially similar to the provisions contained in Section
     5.6.1 of the Borrower's partnership agreement as in effect on the Original Amendment Date (for purposes of this Section 11.04, "Existing Partnership Agreement"), notwithstanding that such partnership agreement shall have been amended and

                               (65)
     restated in its entirety on or immediately prior to the date hereof;

provided, however, that so long as no Event of Default described in Section 7.01(a), (b) or (c) hereof has occurred and is continuing, and except as provided in the last sentence of
Section 2.3 of the Intercreditor Agreement, the Borrower and the Company may make any payment to fund a Blocked Payment (as that term is defined in the Intercreditor Agreement).

Section 11.05 Payment of Taxes and Other Claims.

     The Borrower and the Company will each pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Borrower or the Company or upon the income, sales, profits, property or activities of the Borrower or the Company which may create a lien on the Trust Estate senior to the Lien of the Mortgage, and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Borrower or the Company senior to the Lien of the Mortgage, provided that (subject to the further provisions herein) neither the Borrower nor the Company shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim so long as the amount, applicability or validity is being contested in good faith by appropriate proceedings and so long as such proceedings suspend the collection thereof through commencement of foreclosure upon the Trust Estate, and provided further that to the extent that any ad valorem real estate taxes are or are claimed to be delinquent for in excess of three months, the Borrower will promptly deposit in an interest-bearing account with the Bank an amount equal to the disputed real estate taxes (and annually thereafter, interest claimed thereon) or will provide the Bank with additional collateral security reasonably satisfactory to the Bank for the payment thereof.

Section 11.06  Compliance Certificates.

     The Borrower will deliver to the Bank, within 120 days after the end of each fiscal year of the Borrower, an Officers'
Certificate stating that:

               (i) a review of the activities of the Borrower and the Company during such year and of performance under this Credit Agreement, the Mortgage, the Note and the other Lending Documents has been made under his supervision, and

              (ii) to the best of each signer's knowledge, based on such review, the Borrower and the Company have fulfilled all their material obligations under this Credit Agreement,

                               (66)
     the Note, the Mortgage and the other Lending Documents throughout such year, or if a Default has occurred and is continuing hereunder, specifying each such Default known to him and the nature and status thereof.

Section 11.07  Maintenance of Existence: Compliance with Laws.

     Subject to Article Ten, the Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a partnership, and the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence in good standing as a corporation. Without limiting the generality of the foregoing, the Borrower and the Company will each comply in all material respects with the New Jersey Casino Control Act.

Section 11.08  To Keep Books: Inspection by Bank.

     The Borrower and the Company will each keep proper books of record and account, in which full and correct entries shall be made of all dealings or transactions of or in relation to the Note and the properties, business and affairs of the Borrower and the Company in accordance with generally accepted accounting principles consistently applied. Said books shall be maintained in an office located either in Atlantic City, New Jersey, in the Borough of Manhattan, City of New York, State of New York, or in another city within the United States of America identified to the Bank in a notice furnished to the Bank by the Borrower. The Borrower and the Company will, upon the written request of the Bank, and at the expense of the Borrower and the Company, permit the Bank or its representatives on any Business Day to inspect the Casino-Hotel and the books of account, records, reports and other papers of the Borrower and the Company, and to make copies and extracts therefrom, and will afford and procure a reasonable opportunity to make any such inspection (provided that any such inspection shall not unreasonably interfere with the business operations of the Borrower and the Company), and the Borrower and the Company will furnish to the Bank any and all information as the Bank may reasonably request with respect to the performance by the Borrower and the Company of their covenants and agreements in this Credit Agreement or the Mortgage.

     Neither the Borrower nor the Company shall without prior notice to the Bank, change the fiscal year of the Borrower or the Company from December 31.

Section 11.09  Waiver of Stay, Extension or Usury Laws.

     Each of the Borrower and the Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take

                               (67)
the benefit or advantage of, any usury, stay or extension law or any other law which would prohibit or forgive the Borrower or the Company, as the case may be, from paying all or any portion of the interest on the Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may otherwise affect the covenants or the performance of this Credit Agreement or the Mortgage; and the Borrower or the Company, as the case may be, (to the extent that it may lawfully do so), hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Bank, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 11.10  Transactions with Affiliates.

     Subject to and without limiting the other provisions of this Credit Agreement or the Mortgage, neither the Borrower nor the Company shall engage in any transactions with the Borrower's partners or the Company's shareholder or any of their other Affiliates or any Affiliates of the Borrower's partners or the Company's shareholders, except on terms comparable to those generally available on an arm's-length basis in similar transactions with third parties, provided, however, that such arm's-length standard shall not apply to the provision of the Services Agreement, the Partnership Agreement and the Indenture Documents as each thereof is in effect on the date hereof.


Section 11.11.  Continuation of Lending Documents.

     The parties acknowledge and agree that an Intercreditor Agreement has been executed simultaneously with the execution and delivery of this Credit Agreement, which Intercreditor Agreement supersedes and replaces the Intercreditor Agreement dated as of May 29, 1992, executed and delivered by the parties thereto pursuant to the 1992 Credit Agreement. All of the other Lending Documents executed and delivered pursuant to or in connection with the 1992 Credit Agreement (including, without limitation, the Note, the Mortgage, the Assignment of Leases and Rents and the Assignment of Operating Assets) shall remain in full force and effect, except as specifically amended or modified pursuant to or in connection with this Credit Agreement.

                               (68)

                          ARTICLE XII.

                            GUARANTY

Section 12.01  Guaranty.

     The Company hereby guarantees (such guaranty to be referred to herein as the "Guaranty") to the Bank and its successors and assigns, irrespective of the validity and enforceability of this Credit Agreement, the Note or the obligations of the Borrower hereunder or thereunder, that: (a) the principal of and interest on the Note will be promptly paid in the amounts and at the time when due, whether at the Maturity or Interest Payment Date, by acceleration or otherwise, and interest on the overdue principal, if any, of the Note and all other obligations of the Borrower to the Bank hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of the Note or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at its Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed for whatever reason, the Company will be obligated to pay the same immediately. This Guaranty is a guaranty of payment, and is not limited to collectability. The Company hereby agrees that its obligations hereunder shall be unconditional, subject to the provisions of Section 2.07, irrespective of the validity, regularity or enforceability of the Note or this Credit Agreement, the absence of any action to enforce the same, any waiver or consent by the Bank with respect to any provisions hereof or thereof, any releases of collateral, any delays in obtaining or realizing upon or failures to obtain or realize upon collateral, the recovery of any judgment against the Borrower, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Company hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Borrower, any right to require a proceeding first against the Borrower, protest, notice, all demands whatsoever and any other defense of a guarantor or surety and covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in the Note and this Credit Agreement. If the Bank is required by any court or otherwise to return to either the Borrower or the Company, or any custodian, trustee, liquidator or other similar official acting in relation to either the Borrower or the Company, any amount paid by either the Borrower or the Company to the Bank, this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect, subject to the provisions of Section 2.07. The Company agrees that it shall not be entitled to any right of subrogation

                               (69)
in relation to the Borrower in respect of any obligations guaranteed hereby. The Company further agrees that, as between the Company, on the one hand, and the Bank, on the other hand (a) the maturity of the obligations guaranteed hereby may be accelerated, subject to the provisions of Section 2.07, as provided in Section 7.02 for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any declaration of acceleration of such obligations as provided in Section 7.02, such obligations (whether or not due and payable) shall forthwith become due and payable by the Company for the purpose of this Guaranty.

Section 12.02  Execution and Delivery of Guaranty.

     To evidence its Guaranty set forth in Section 12.01, the Company hereby agrees that a notation of such Guaranty may be endorsed on the Note, that if so endorsed the Note shall provide for a limitation on liability as set forth in Section 2.07 and that this Credit Agreement shall be executed on behalf of the Company by an Officer of the Company.

     The Company hereby agrees that its Guaranty set forth in
Section 12.01 shall remain in full force and effect, notwithstanding any failure to endorse on the Note a notation of such Guaranty, subject to the provisions of Section 2.07.

     This Credit Agreement may be executed in any number of counterparts, each of which as executed shall be deemed to be an original, but all such counterparts shall constitute one and the same instrument.



                               (70)

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and attested, all as of the day and year first above written.

ATTEST:                            TRUMP'S CASTLE ASSOCIATES


By:____________________________   By:___________________________
                                      Donald J. Trump
                                      Managing Partner


ATTEST:                            TRUMP'S CASTLE FUNDING, INC.


By:________________________        By:_________________________
                                      Donald J. Trump
                                      President


                                   MIDLANTIC NATIONAL BANK


                                   By:
                                     ----------------------------
                                         Ben Berzin, Jr.
                                      Senior Vice President

                               (71)

                             CONSENT

     Solely for the purposes of consenting to the Amendment and Restatement of the 1992 Credit Agreement, TC/GP
     Inc. has signed below. TC/GP Inc. is not otherwise a party hereto and has no rights hereunder.

                                   TC/GP INC.


                                   By:
                                     ----------------------------
                                      Title:
                                      General Partner

                               (72)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this ____ day of December, 1993, before me, the subscriber, a Notary Public of the state of New York, personally appeared, Donald J. Trump, the Managing Partner of TRUMP'S CASTLE ASSOCIATES, a New Jersey general partnership, who, I am satisfied, is the person who has signed the within instrument as the Managing Partner of said general partnership, and he acknowledged that he signed, sealed and delivered the same as such Managing Partner, that the within instrument is the voluntary act and deed of said general partnership made by virtue of its Board of Partnership Representatives, and that he received a true copy of the within instrument on behalf of said general partnership.




                              -----------------------------------
                              Notary Public of the State of
                              New York

                              {Seal}



                               (73)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this ____ day of December, 1993, before me the subscriber, a Notary Public of the State of New York, personally appeared, Donald J. Trump, the President of TRUMP'S CASTLE FUNDING, INC., a New Jersey corporation, who, I am satisfied, is the person who executed the within instrument as the President of said corporation, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of said corporation made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of said corporation.




                              ----------------------------------
                              Notary Public of the State of
                              New York

                              {Seal}

                               (74)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this 27th day of December, 1993, before me the subscriber, a Notary Public of the State of New York, personally appeared BEN BERZIN JR., a Senior Vice President of MIDLANTIC NATIONAL BANK, a national banking association, who, I am satisfied, is the person who executed the within instrument, as Senior Vice President of said association, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of said association made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of said association.



                              ---------------------------------
                              Notary Public of the State of
                              New York

                              {Seal}

                               (75)

STATE OF NEW YORK   )
                    )  SS:
COUNTY OF NEW YORK  )



     BE IT REMEMBERED, that on this 28th day of December, 1993, before me the subscriber, a Notary Public of the State of New York, personally appeared, Donald J. Trump, the President of TC/GP a New Jersey corporation, who, I am satisfied, is the person who executed the within instrument as the President of said corporation, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of said corporation made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of said corporation.



                              ___________________________________
                              Notary Public of the State of
                              New York

                              {Seal}

                               (76)